QuickLinks -- Click here to rapidly navigate through this document

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
ULTRATECH STEPPER, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies: N/A
	(2)	Aggregate number of securities to which transaction applies: N/A
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A
	(4)	Proposed maximum aggregate value of transaction: N/A
	(5)	Total fee paid: N/A
☐	Fee paid previously with preliminary materials: N/A
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid: N/A
	(2)	Form, Schedule or Registration Statement No.: N/A
	(3)	Filing Party: N/A
	(4)	Date Filed: N/A

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 5, 2003

TO THE STOCKHOLDERS OF ULTRATECH STEPPER, INC.:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Ultratech Stepper, Inc., a Delaware corporation (the "Company"), will be held on June 5, 2003, at 10:00 a.m. local time, at the Company's corporate offices located at Building 2, 2880 Junction Avenue, San Jose, California 95134, for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:

  1.
  To elect four (4) directors to serve for the ensuing two years until the expiration of their terms in 2005, or until their successors are duly elected and qualified;

  2.
  To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 2003;

  3.
  To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to change the name of the Company from Ultratech Stepper, Inc. to Ultratech, Inc.;

  4.
  To approve an amendment to the Company's 1993 Stock Option/Stock Issuance Plan that will increase the number of shares of common stock subject to the annual stock option grants made to non-employee directors pursuant to the automatic option grant provisions of the plan; and

  5.
  To transact such other business as may properly come before the meeting or any adjournment or postponement thereof, including the election of any director if any of the above nominees is unable to serve or for good cause will not serve.

        Only stockholders of record at the close of business on April 11, 2003 are entitled to notice of and to vote at the Annual Meeting. The stock transfer books will not be closed between the record date and the date of the meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the executive offices of the Company for a period of ten (10) days before the Annual Meeting.

        All stockholders are cordially invited to attend the meeting in person. Whether or not you plan to attend, please submit your proxy over the Internet, by telephone or by signing and returning the enclosed proxy as promptly as possible in the envelope enclosed for your convenience. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be submitted over the Internet, by telephone or by mail to assure that all your shares will be voted. You may revoke your proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted.

Sincerely,

Arthur W. Zafiropoulo Chairman of the Board, Chief Executive Officer and President
April 28, 2003

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY AND SUBMIT YOUR PROXY OVER THE INTERNET, BY TELEPHONE, OR BY COMPLETING, SIGNING AND DATING THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURNING IT IN THE ENCLOSED ENVELOPE.

ULTRATECH STEPPER, INC.
3050 Zanker Road
San Jose, California 95134

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 5, 2003

General

        The enclosed proxy ("Proxy") is solicited on behalf of the Board of Directors of Ultratech Stepper, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on June 5, 2003 (the "Annual Meeting"). The Annual Meeting will be held at 10:00 a.m. at the Company's corporate offices located at Building 2, 2880 Junction Avenue, San Jose, California 95134. These proxy solicitation materials were mailed on or about May 8, 2003 to all stockholders entitled to vote at the Annual Meeting.

Voting

        The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice and are described in more detail in this Proxy Statement. On April 11, 2003, the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting, approximately 22,753,944 shares of the Company's common stock, $.001 par value ("Common Stock"), were issued and outstanding. No shares of the Company's preferred stock were outstanding. Each stockholder is entitled to one vote for each share of Common Stock held by such stockholder on April 11, 2003. Stockholders may not cumulate votes in the election of directors.

        All votes will be tabulated by the inspector of elections appointed for the meeting who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Directors are elected by a plurality vote. The proposal to approve an amendment to the Company's Amended and Restated Certificate of Incorporation (Proposal 3) will be decided by the affirmative vote of the holders of a majority of the Company's outstanding stock entitled to vote on this matter. The other matters submitted for stockholder approval at this Annual Meeting will be decided by the affirmative vote of the holders of a majority of shares present in person or represented by proxy and entitled to vote on such matter. With regard to the election of directors, votes may be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions with respect to any matter other than the election of directors will be treated as shares present or represented and entitled to vote on that matter and will thus have the same effect as negative votes. If shares are not voted by the broker who is the record holder of the shares but who does not receive voting instructions from the beneficial owners of those shares, or if shares are not voted in other circumstances in which proxy authority is defective or has been withheld with respect to any matter, these non-voted shares are deemed not to be entitled to vote on the matter and accordingly are not counted for purposes of determining whether stockholder approval of that matter has been obtained.

Voting by Mail, via the Internet or by Telephone

        Whether or not you plan to attend the Annual Meeting, please fill in, date, sign and return the enclosed proxy promptly in the return envelope provided. If you have shares registered directly with the Company's transfer agent, Equiserve, you may choose to vote those shares via the Internet at Equiserve's voting web site (http://www.eproxyvote.com/utek), or you may vote telephonically, within the U.S. and Canada only, by calling Equiserve at 1-877-779-8683 (toll free).

        If you hold Ultratech shares with a broker or bank, you may also be eligible to vote via the Internet or to vote telephonically if your broker or bank participates in the proxy-voting program by ADP Investor Communication Services. If your Ultratech shares are held in an account with a broker or bank participating in the ADP Investor Communications Services program, you may be able to vote those shares via the Internet at ADP Investor Communication Services' voting web site (www.proxyvote.com) or telephonically by calling the telephone number shown in the upper left hand corner of your voting instruction form.

Revocability of Proxies

        If the enclosed form of proxy is properly signed and returned or if you submit your proxy and voting instructions over the Internet or by telephone, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. Stockholders submitting proxies over the Internet or by telephone should not mail the proxy voting instruction form. If the proxy does not specify how the shares represented thereby are to be voted, the proxy will be voted FOR the election of each director proposed by the Board unless the authority to vote for the election of any such director is withheld and, if no contrary instructions are given, the proxy will be voted FOR the approval of the other matters described in the accompanying Notice and Proxy Statement and, with respect to any other proposals properly brought before the Annual Meeting, as the Board of Directors recommends. If you vote your proxy by mail, you may revoke or change your proxy at any time before the Annual Meeting by filing with the Secretary of the Company at the Company's principal executive offices, a notice of revocation or another signed proxy with a later date. If you choose to vote your proxy over the Internet or by telephone, you can change your vote by voting again using the same method used for the original vote (i.e., over the Internet or by telephone) so long as you retain the proxy card referencing your voter control number. You may also revoke your proxy by attending the Annual Meeting and voting in person.

Solicitation

        The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the Proxy and any additional solicitation materials furnished to stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names but that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, telegram, or other means by directors, officers or employees. Such individuals, however, will not be compensated by the Company for those services. Except as described above, the Company does not presently intend to solicit proxies other than by mail. The Company has also retained the services of Georgeson Shareholder to assist in the solicitation of proxies for which it will receive a fee from the Company of approximately $7,500, plus out of pocket expenses.

Deadline for Receipt of Stockholder Proposals

        Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 2004 Annual Meeting must be received no later than December 30, 2003 in order that they may be included in the proxy statement and form of proxy relating to that meeting. In addition, the proxy solicited by the Board of Directors for the 2004 Annual Meeting will confer discretionary authority to vote on any stockholder proposal presented at that meeting, unless the Company receives notice of such proposal before March 24, 2004.

MATTERS TO BE CONSIDERED AT ANNUAL MEETING

PROPOSAL ONE
ELECTION OF DIRECTORS

General

        On July 23, 1993, the Board of Directors and stockholders of the Company approved the Company's Amended and Restated Certificate of Incorporation to provide for a classified Board of Directors consisting of two classes of directors, each serving staggered two-year terms. The Amended and Restated Certificate of Incorporation became effective on October 6, 1993 and was amended in 1995 and 1998 by the stockholders to give effect to increases in the number of authorized shares of Common Stock. In connection with Mr. Dennis Raney joining the Board of Directors on April 15, 2003, the Board amended the Company's Bylaws to increase the size of the Board to nine. The class whose term of office expires at the Annual Meeting currently consists of five directors, all of whom are current directors of the Company. However, Mr. Gregory Harrison has indicated his intention to retire from the Board as of the date of the Annual Meeting and will not be continuing as a Board member. The directors elected to this class will serve for a term of two years, expiring at the 2005 Annual Meeting of Stockholders, or until their successors have been duly elected and qualified. If the proposal is approved, the board will consist of eight persons, with one vacancy in the class whose term expires at the 2005 Annual Meeting of Stockholders. However, it is anticipated that the Bylaws will be amended following the date of the Annual Meeting to return the size of the Board to eight. The names of the persons who are nominees for director, the terms of their proposed directorship, and their positions and offices with the Company as of April 18, 2003 are set forth below.

        Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any of the nominees will be unavailable to serve. In the event any of the nominees are unable or decline to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who may be designated by the present Board of Directors to fill the vacancy. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the nominees named below. The four candidates receiving the highest number of affirmative votes of the shares represented and voting on this particular matter at the Annual Meeting will be elected directors of the Company, to serve for their respective terms or until their successors have been elected and qualified. The proxies solicited by this Proxy Statement may not be voted for more than four nominees.

Nominees for Term Ending Upon the 2005 Annual Meeting of Stockholders

        Thomas D. George, 63, has served as a Director of the Company since October 1997. From April 1993 through May 1997, Mr. George served as the President of Motorola SPS ("Motorola"). From June 1986 through April 1993, Mr. George served as the Assistant General Manager of Motorola. In addition, Mr. George has served as a Director of Amkor Technology, Inc., a packaging and test services provider, since October 1997.

        Kenneth Levy, 60, has served as a Director of the Company since May 1993. Mr. Levy is a founder of KLA Instruments Corporation (KLA) and since July 1, 1999 has served as Chairman of the Board and Director of KLA-Tencor. From July 1998 until June 30, 1999, he was the Chief Executive Officer and a Director. From April 30, 1997 until June 30, 1998, Mr. Levy was Chairman of the Board. From 1975 until April 30, 1997, he served as Chairman of the Board and Chief Executive Officer of KLA Instruments Corporation. Mr. Levy also serves on the boards of directors of Extreme Networks, Inc. a provider of network infrastructure solutions, since October 2001 and of Juniper Networks, Inc., a provider of internet infrastructure solutions, since January 2003. In addition, Mr. Levy serves as a director emeritus on the board of Semiconductor Equipment and Materials Institute (SEMI), an industry trade association.

        Dennis R. Raney, 60, has served as a Director of the Company since April 2003. Mr. Raney has served as Chief Financial Officer of eONE Global, a company that identifies, develops and operates emerging electronic payment systems and related technologies that address e-commerce challenges, since July 2001. From March 1998 to July 2001, Mr. Raney served as Chief Financial Officer and Executive Vice President of Novell, Inc., a producer of network software. From March 1997 to December 1997, Mr. Raney served as Chief Financial Officer and Executive Vice President of QAD, Inc., a provider of enterprise resource planning software. Since July 2002, Mr. Raney has served as a director of ProBusiness Services, Inc., which has entered into an agreement to merge with a wholly owned subsidiary of Automatic Data Processing, Inc. Mr. Raney has also served as a director and audit committee member of Redleaf, Inc., a technology operating company that provides services and capital for pre-seed state technology companies, since 2001. Mr. Raney previously served as a director and audit committee member of W.R. Hambrecht & Company, an investment banking firm, from November 1998 to July 2001 and served as a director and audit committee member of ADAC Laboratories, a company that designs, develops, manufactures, sells and services electronic medical imaging and information systems, from March 1999 to March 2001. Mr. Raney holds a B.S. degree in chemical engineering from the South Dakota School of Mines & Technology and an MBA from the University of Chicago.

        Vincent F. Sollitto, 55, has served as a Director of the Company since July 2000. Since February 2003, Mr. Sollitto has served as President of Sollitto Associates, a management consulting firm. Mr. Sollitto served as a Director and the Chief Executive Officer for Photon Dynamics, a manufacturer of test, repair and inspection equipment for the flat panel display industry, from June 1996 to February 2003. From July 1993 to February 1996, Mr. Sollitto served as Vice-President and General Manager of Fujitsu Microelectronics, a semiconductor and electronics device company. Mr. Sollitto has served as a Director of Irvine Sensors Corporation, a developer of advanced signal processing and image stabilization technologies, since March 1997 and Applied Films Corporation, a solutions provider of thin film technology for the flat panel display industry, since July 1999.

Continuing Directors for Term Ending Upon the 2004 Annual Meeting of Stockholders

        Arthur W. Zafiropoulo, 64, founded the Company in September 1992 to acquire certain assets and liabilities of the Ultratech Stepper Division (the "Predecessor") of General Signal Corporation ("General Signal") and, since March 1993, has served as Chief Executive Officer and Chairman of the Board. Additionally, Mr. Zafiropoulo served as President of the Company from March 1993 to March 1996 and from May 1997 until April 1999. Mr. Zafiropoulo resumed the position of President in April 2001. Between September 1990 and March 1993, Mr. Zafiropoulo was President of the Predecessor. From February 1989 to September 1990, Mr. Zafiropoulo was President of General Signal's Semiconductor Equipment Group International, a semiconductor equipment company. From August 1980 to February 1989, Mr. Zafiropoulo was President and Chief Executive Officer of Drytek, Inc., a plasma dry-etch company that he founded in August 1980, and which was later sold to General Signal in 1986. From July 1987 to September 1989, Mr. Zafiropoulo was also President of Kayex, a semiconductor equipment manufacturer, which was a unit of General Signal. From July 2001 to July 2002, Mr. Zafiropoulo has served as Vice Chairman of SEMI (Semiconductor Equipment and Materials International), an international trade association representing the semiconductor, flat panel display equipment and materials industry. From July 2002, Mr. Zafiropoulo has served as Chairman of SEMI; and Mr. Zafiropoulo has been on the Board of Directors of SEMI since July 1995. In addition, Mr. Zafiropoulo also serves on the Board of Directors of Advanced Energy Industries, Inc., a leading manufacturer of power conversion and control systems.

        Joel F. Gemunder, 63, has been a Director of the Company since October 1997. Mr. Gemunder has been President and a member of the Board of Directors of Omnicare, Inc., a pharmacy services provider, since 1981, and has been Chief Executive Officer of Omnicare since May 2001. Mr. Gemunder has also served as a member of the Board of Directors of Chemed Corporation, a company operating in the sewer, drain and pipe cleaning, HVAC services and plumbing repair business and the HVAC and appliance repair and maintenance business, since 1977.

        Nicholas Konidaris, 58, has served as a Director of the Company since July 2000. Mr. Konidaris has served as President and Chief Executive Officer of Advantest America, Corp., a holding company of Advantest America, Inc. ("Advantest"), which is a manufacturer of testers and handlers, since July 1999. From February 1997 to July 1999, Mr. Konidaris served as the Chief Executive Officer of Advantest America, Corp. Since July 1997, Mr. Konidaris has also served as Chairman of the Board, President and Chief Executive Officer of Advantest. From July 1995 to July 1997, Mr. Konidaris served as a Strategic Business Manager for Advantest.

        Rick Timmins, 50, has been a Director of the Company since August 2000. Since January 1996, Mr. Timmins has served as Vice-President of Finance for Cisco Systems, Inc.

Retiring Director

        Gregory Harrison, 69, has served as a Director of the Company since May 1993. Since 1986, Mr. Harrison has served as President of G. Harrison & Company, a management consulting firm. From 1969 to 1986, Mr. Harrison served in various operating management positions, most recently as Vice President and Corporate Officer, at National Semiconductor Corporation.

        Mr. Harrison has indicated his intention to retire from the Board as of the date of the Annual Meeting and will not be continuing as a Board member. As a result of Mr. Harrison's retirement, after the Annual Meeting there will be a vacancy on the Board of Directors. However, it is anticipated that the Bylaws will be amended following the date of the Annual Meeting to return the size of the Board to eight.

Board Committees and Meetings

        During the fiscal year ended December 31, 2002, the Board of Directors held five (5) meetings and did not act by unanimous written consent. The Board of Directors has an Audit Committee, Compensation Committee and a Nominating and Corporate Governance Committee. During the respective term of his service on the Board and its committees during the past fiscal year, each of the directors attended or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board on which he served.

        The Compensation Committee currently consists of three (3) directors, Messrs. Harrison, Gemunder and Konidaris. In January 2003, the Board of Directors adopted a new written charter for the Compensation Committee. The Compensation Committee is primarily responsible for approving the Company's general compensation policies and setting compensation levels for the Company's executive officers. The Compensation Committee also has sole and exclusive authority to administer the Company's 1993 Stock Option/Stock Issuance Plan (the "1993 Plan"), the Company's Employee Stock Purchase Plan and the Company's 1998 Supplemental Stock Option/Stock Issuance Plan. The Compensation Committee held five (5) meetings during the past fiscal year and did not act by unanimous written consent. After Mr. Harrison retires from the Board, there will be a vacancy on the committee. The Board currently intends to appoint Mr. Levy to fill the vacancy.

        The Audit Committee currently consists of three (3) directors, Messrs. Levy, Sollitto and Timmins. The Audit Committee is responsible for overseeing the integrity of the Company's financial statements and the appointment, compensation, qualifications, independence and performance of the Company's independent auditors, as well as compliance with related legal and regulatory requirements and performance of the Company's accounting practices and internal controls. The Audit Committee held four (4) meetings during the last fiscal year and did not act by unanimous written consent. It is anticipated that Mr. Levy will leave the Audit Committee after the Annual Meeting, and the Board currently intends to appoint Mr. Raney to fill the vacancy.

        The Board of Directors adopted and approved a written charter for the Audit Committee on June 8, 2000. The Audit Committee's charter was substantially revised on January 28, 2003, a copy of which is attached hereto as Appendix A. The Board of Directors has determined that each current member of the Audit Committee is an "independent director" as that term is defined in Rule 4200 of the listing standards of the National Association of Securities Dealers. Furthermore, the Board of Directors has determined that the relationship between the Company and KLA-Tencor Corporation, a company with which Mr. Levy is affiliated, which relationship is described under the section entitled "Certain Relationships and Related Transactions" below is not material to and does not interfere with the exercise of Mr. Levy's independence from management and the Company.

        The Nominating Committee, which was formed in April 2001, and which was changed to the Nominating and Corporate Governance Committee in January 2003, currently consists of three (3) independent directors, Messrs. George, Harrison and Timmins. After Mr. Harrison retires from the Board, there will be vacancy on the committee. The Board currently intends to appoint Mr. Konidaris to fill the vacancy. The Nominating and Corporate Governance Committee held one (1) meeting during the last fiscal year and did not act by unanimous written consent. In January 2003, the Board of Directors substantially revised the written charter for the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee recommends to the Board of Directors the individuals to be nominated to stand for election to the Board by stockholders at each annual meeting and to fill vacancies on the Board, implements the Board's criteria for selecting new directors, develops and recommends or assesses corporate governance policies of the Company and the Board, and oversees the Board's annual evaluation. The Nominating and Corporate Governance Committee will consider nominations for election to the Board recommended by stockholders. Such nominations by stockholders must be made by notice in writing delivered or mailed by first class United States mail, postage prepaid, to the Secretary or Assistant Secretary of the Company, and received by the Secretary or Assistant Secretary of the Company not less than 90 days prior to any meeting of stockholders called for the election of directors, provided, however, that if less than 100 days' notice of the meeting is given to stockholders, such nomination must be mailed or delivered to the Secretary or Assistant Secretary of the Company not later than the close of business on the tenth day following the day on which the notice of the meeting was mailed. Such notice shall set forth as to each proposed nominee who is not an incumbent director (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice, (ii) the principal occupation or employment of each such nominee, (iii) the number of shares of stock of the Company which are beneficially owned by each such nominee and by the nominating stockholder, and (iv) any other information concerning the nominee that must be disclosed of nominees in proxy solicitations regulated by Regulation 14A of the Securities Exchange Act of 1934, as amended.

Director Compensation

        During the fiscal year ended December 31, 2002, each non-employee Board member was paid an annual cash retainer fee of $10,000, received an additional $1,000 for attendance at each Board meeting and $500 for attendance at each meeting of any Board committee of which he was a member, so long as such committee meeting did not coincide with a meeting of the Board. In addition, the Company reimbursed each non-employee Board member for expenses incurred in connection with his attendance at such Board and committee meetings.

        Beginning for the fiscal year ending December 31, 2003, the compensation to be paid to the non-employee Board members has been increased as follows: (i) the annual retainer fee will be increased to $25,000 for the Chairman of the Audit Committee, $24,000 for the Chairman of the Compensation Committee and $20,000 for each of the other non-employee Board members; (ii) the per meeting fee for Audit Committee meetings that do not occur on the same day as regular Board meetings will be increased to $2,500, and (iii) the per meeting fee for meetings of the other Board committees that do not occur on the same day as regular Board meetings will be increased to $1,000. The fee for each Board meeting will remain at $1,000. The Company will continue to reimburse each non-employee Board member for expenses incurred in connection with his attendance at such Board and committee meetings.

        Pursuant to the Automatic Option Grant Program in effect under the 1993 Plan, each individual who becomes a non-employee Board member will automatically be granted, on the date of his or her initial election or appointment to the Board, a non-statutory stock option to purchase 12,000 shares of the Company's Common Stock. The option will have an exercise price equal to the fair market value per share of Common Stock on the applicable grant date. The option will have a maximum term of ten (10) years measured from the grant date, subject to earlier termination upon the optionee's cessation of Board service. The option will be immediately exercisable for all of the option shares, but any shares purchased under the option will be subject to repurchase by the Company, at the exercise price paid per share, upon the optionee's cessation of Board service prior to vesting in those shares. The shares will vest as follows: (i) fifty percent (50%) of the shares will vest upon completion of one (1) year of Board service measured from the grant date and (ii) the remaining shares will vest in three (3) successive equal annual installments upon completion of each of the next three (3) years of Board service thereafter. On April 15, 2003, Mr. Raney received such an automatic option grant for 12,000 shares with an exercise price of $10.84 per share in connection with his appointment to the Board on that date.

        On the date of each Annual Meeting of Stockholders, each non-employee Board member who is to continue to serve on the Board, whether or not he or she is standing for re-election to the Board at that particular Annual Meeting, will receive an automatic option grant for a specific number of shares. For the 2002 Annual Meeting, each option covered 4,000 shares. Accordingly, on June 6, 2002, the date of the 2002 Annual Meeting of Stockholders, each of the continuing non-employee Board members (Messrs. Gemunder, George, Harrison, Levy, Konidaris, Sollitto and Timmins) received an option grant under the Automatic Option Grant Program for 4,000 shares with an exercise price of $15.00 per share, the fair market value per share of the Common Stock on that date. In addition, on July 16, 2002, each of the non-employee Board members serving on the Board on that date (Messrs. Gemunder, George, Harrison, Levy, Konidaris, Sollitto and Timmins) received an option to purchase an additional 4,000 shares with an exercise price of $13.67 per share, the fair market value per share of the Common Stock on that date of grant. Each of these options has a maximum term of ten (10) years measured from the grant date, subject to the earlier termination upon the optionee's cessation of Board service. The option is immediately exercisable for all the option shares. However, any shares purchased under the option will be subject to repurchase by the Company, at the option exercise price paid per share, upon the optionee's cessation of Board service prior to vesting in those shares. The shares subject to each such 4,000-share grant vest upon the optionee's completion of one (1) year of Board service measured from the June 6, 2002 date of the 2002 Annual Meeting of Stockholders. If the stockholders approve Proposal Four of this Proxy Statement, the number of shares subject to each annual automatic option grant will increase to 8,000 shares, effective with the 2003 Annual Meeting, and each non-employee Board member who is to continue to serve on the Board, whether or not he or she is standing for re-election to the Board at that particular Annual Meeting, will receive an automatic option grant for 8,000 shares, provided such individual has served as a Board member for at least six (6) months.

        The shares subject to each outstanding option under the Automatic Option Grant Program will vest immediately upon an acquisition of the Company by merger or asset sale or upon certain other changes in control or ownership of the Company. Upon the successful completion of a hostile tender offer for more than 50% of the Company's outstanding Common Stock, each automatic option grant may be surrendered to the Company in return for a cash distribution from the Company in an amount per surrendered option share equal to the excess of (i) the fair market value per share of Common Stock on the date the option is surrendered to the Company or, if greater, the highest reported price per share of Common Stock paid in the tender offer over (ii) the option exercise price payable per share.

Recommendation of the Board of Directors

        The Board of Directors recommends that the stockholders vote FOR the election of each of the above nominees.

PROPOSAL TWO
RATIFICATION OF INDEPENDENT AUDITORS

        The Audit Committee of the Board of Directors has appointed the firm of Ernst & Young LLP, independent auditors for the Company during the fiscal year ended December 31, 2002, to serve in the same capacity for the fiscal year ending December 31, 2003, and is asking the stockholders to ratify this appointment. The affirmative vote of a majority of the shares represented and voting at the Annual Meeting is required to ratify the selection of Ernst & Young LLP as the Company's independent auditors.

        In the event the stockholders fail to ratify the appointment, the Audit Committee of the Board of Directors will reconsider its selection. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent auditing firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of the Company and its stockholders.

        Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Fees billed to the Company by Ernst & Young LLP during fiscal year 2002

  Audit Fees:

        Audit fees accrued and paid by the Company to Ernst & Young LLP during the Company's 2002 fiscal year for review of the Company's annual financial statements and those financial statements included in the Company's quarterly reports on Form 10-Q totaled $478,351.

  Financial Information Systems Design and Implementation Fees:

        The Company did not engage Ernst & Young LLP to provide advice to the Company regarding financial information systems design and implementation during fiscal year 2002.

  All Other Fees:

        Fees accrued and paid by the Company to Ernst & Young LLP during the Company's 2002 fiscal year for all other non-audit services rendered to the Company, including tax related services totaled $159,105.

        The Audit Committee considered whether the provision of financial information systems design and implementation services and other non-audit services is compatible with the principal accountants' independence.

Recommendation of the Board of Directors

        The Board of Directors recommends that the stockholders vote FOR the ratification of the selection of Ernst & Young LLP to serve as the Company's independent auditors for the fiscal year ending December 31, 2003.

PROPOSAL THREE
APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

        The Company's Board of Directors has unanimously approved, subject to stockholder approval, an amendment to the Company's Amended and Restated Certificate of Incorporation that will change the name of the Company from Ultratech Stepper, Inc. to Ultratech, Inc. The Board is now seeking stockholder approval for this name change. The Board believes that the new name will maintain the corporate recognition and branding already developed by the Company while simplifying the Company's name and brand image and assisting management's marketing efforts.

        To accomplish the name change, the Board of Directors proposes that Article I of the current Amended and Restated Certificate of Incorporation be amended to read as follows:

        "The name of the corporation is Ultratech, Inc."

        If the amendment to the Company's Amended and Restated Certificate of Incorporation is approved, the corporate name change will become effective upon our filing of a certificate of amendment with the Delaware Secretary of State, which filing will be made promptly after the Annual Meeting.

Vote Required for Approval

        The affirmative vote of the holders of a majority of the outstanding shares of the Company's voting capital stock is required for approval of the amendment to the Amended and Restated Certificate of Incorporation to change the Company's name to Ultratech, Inc.

Recommendation of the Board of Directors

        The Board of Directors recommends that the stockholders vote FOR the amendment to the Company's Amended and Restated Certificate of Incorporation.

PROPOSAL FOUR
APPROVAL OF AN AMENDMENT TO THE 1993 STOCK OPTION/STOCK ISSUANCE PLAN

        The Company's stockholders are being asked to approve an amendment to the automatic option grant program in effect for non-employee Board members under the 1993 Stock Option/Stock Issuance Plan (the "1993 Plan"). The amendment, which was adopted by the Board on July 16, 2002, will increase the number of shares of common stock subject to the automatic option grant made annually to each continuing non-employee Board member from 4,000 shares of common stock to 8,000 shares of common stock and will first become effective with the grants to be made to the continuing non-employee Board members at the 2003 Annual Meeting, if this Proposal is approved by the stockholders. Except for such share increase, no other changes will be made to the terms and provisions of the automatic option grant program or to the discretionary option grant and stock issuance programs in effect under the 1993 Plan.

        The following is a summary of the principal features of the 1993 Plan, as most recently amended by the Board. The summary, however, does not purport to be a complete description of all the provisions of the 1993 Plan. Any stockholder who wishes to obtain a copy of the actual plan document may do so upon written request to the Corporate Secretary at the Company's executive offices in San Jose, California.

        The 1993 Plan became effective on September 29, 1993 in connection with the initial public offering of the Company's common stock and is designed to provide the Company's officers and other key employees, the non-employee members of the Board and independent consultants with an opportunity to acquire an equity interest in the Company as an incentive for them to remain in the Company's service. The 1993 Plan serves as the successor to the Company's 1993 Stock Option Plan and 1993 Stock Issuance Plan (the "Predecessor Plans"), and all outstanding stock options and stock issuances under the Predecessor Plans have been incorporated into the 1993 Plan.

Equity Incentive Programs

        The 1993 Plan contains three (3) separate equity incentive programs: (i) the discretionary option grant program under which key employees (including officers), non-employee Board members and consultants may be granted options to purchase shares of common stock at an exercise price not less than the fair market value of such shares on the grant date, (ii) the stock issuance program under which those individuals may be issued shares of common stock directly, either through the immediate purchase of those shares (at fair market value) or as a bonus for past services rendered to the Company and (iii) the automatic option grant program under which each non-employee Board member will receive a series of periodic option grants over his or her period of continued Board service to purchase shares of common stock at an exercise price equal to the fair market value of the option shares at the time of grant.

        As of April 18, 2003, four (4) executive officers, approximately 302 other employees, and eight (8) non-employee Board members were eligible to participate in the discretionary option grant and stock issuance programs. The eight (8) non-employee Board members were also eligible to participate in the automatic option grant program.

        Options granted under the discretionary option grant program may be either incentive stock options designed to meet the requirements of Section 422 of the Internal Revenue Code or non-statutory stock options not intended to satisfy such requirements. All grants under the automatic option grant program will be non-statutory options.

Stock Awards

        The table below shows, as to each of the Named Executive Officers who appear in the Summary Compensation Table which appears later in this Proxy Statement and the various other indicated individuals and groups, the number of shares of common stock subject to options granted under the 1993 Plan during the period January 1, 2002 through April 18, 2003, together with the weighted average exercise price payable per share. As of April 18, 2003, 10,000 shares had been authorized for issuance under the stock issuance program of the 1993 Plan, but had not yet been issued.

NAME AND POSITION	NUMBER OF OPTION SHARES	WEIGHTED AVERAGE EXERCISE PRICE ($)
Arthur W. Zafiropoulo Chairman of the Board, President and Chief Executive Officer	305,000	$12.80
Bruce R. Wright Senior Vice President, Finance, Secretary, Chief Financial Officer	155,000	$12.59
John E. Denzel Senior Vice President, Operations	155,000	$12.59
Erik Smith Senior Vice President, Worldwide Sales and Service	94,000	$13.13
Ellery Buchanan Former Senior Vice President, Marketing and Corporate Development	20,000	$13.96
Thomas D. George Director	8,000	$14.335
Gregory Harrison Director	8,000	$14.335
Kenneth Levy Director	8,000	$14.335
Vincent F. Sollitto Director	8,000	$14.335
Joel F. Gemunder Director	8,000	$14.335
Nicholas Konidaris Director	8,000	$14.335
Rick Timmins Director	8,000	$14.335
Dennis Raney Director	12,000	$10.84
All current executive officers as a group (4 persons)	709,000	$12.752
All directors (other than executive officers) as a group (8 persons)	68,000	$13.718
All current employees, including current officers who are not executive officers, as a group (302 persons)	1,778,800	$13.386

Share Reserve

        The maximum number of shares of common stock available for issuance over the term of the 1993 Plan is currently limited to 7,929,362 shares. However, the number of shares reserved for issuance under the 1993 Plan will automatically increase on the first trading day in January each calendar year through and including calendar year 2006 by an amount equal to four percent (4%) of the total number of shares of the

Company's common stock outstanding on the last trading day in December in the immediately preceding calendar year, but in no event will any such annual increase exceed 1,700,000 shares, subject to adjustment in the event of certain changes to the Company's capital structure.

        As of April 18, 2003, options for 3,294,729 shares were outstanding under the 1993 Plan, 3,606,454 shares have been issued, and 1,028,179 shares were available for future grant.

        In October 1998, the Company implemented the Supplemental Stock Option/Stock Issuance Plan (the "Supplemental Plan"), pursuant to which an additional 1,950,000 shares of common stock have been reserved for issuance to employees of the Company, other than those employees who are either executive officers or hold the title of Vice President or General Manager. The provisions of the Supplemental Plan are substantially the same as those in effect under the discretionary option grant and stock issuance programs of the 1993 Plan, except that only non-statutory options may be granted under the Supplemental Plan. As of April 18, 2003, options for 1,818,953 shares were outstanding under the Supplemental Plan, 122,420 shares had actually been issued under the Supplemental Plan, and 8,627 shares remained available for future option grant or issuance.

        In no event may any individual participant in the 1993 Plan be granted stock options, separately exercisable stock appreciation rights and direct stock issuances for more than 400,000 shares in the aggregate per fiscal year. However, for the fiscal year in which an individual receives his or her initial stock option grant or direct stock issuance under the 1993 Plan, the limit is 600,000 shares. Stockholder approval of this Proposal will also constitute re-approval of such limitations for purposes of Internal Revenue Code 162(m). These limitations, together with the requirement that all stock options under the discretionary option grant program have an exercise price per share equal to the fair market value per share of our common stock on the grant date, will assure that any deductions to which the Company would otherwise be entitled upon the exercise of stock options granted under the discretionary option grant program or the subsequent sale of the shares purchased under those options will not be subject to the $1 million limitation on the income tax deductibility of compensation paid per executive officer imposed under Section 162(m) of the Internal Revenue Code.

        Should an outstanding option under the 1993 Plan (including outstanding options under the Predecessor Plans incorporated into the 1993 Plan) expire or terminate for any reason prior to exercise in full (including options cancelled in accordance with the cancellation-regrant provisions described below), the shares subject to the portion of the option not so exercised will be available for subsequent issuance under the 1993 Plan. Unvested shares issued under the 1993 Plan and subsequently repurchased by the Company at the option exercise or direct issue price paid per share will be added back to the share reserve and will accordingly be available for subsequent issuance under the 1993 Plan. Shares subject to any option surrendered or cancelled in accordance with the stock appreciation right provisions of the 1993 Plan will reduce on a share-for-share basis the number of shares of common stock available for subsequent issuance.

        The fair market value per share of the Company's common stock on any relevant date under the 1993 Plan will be deemed to be equal to the closing selling price per share of that common stock on the date in question on either the Nasdaq National Market or any national securities exchange which may subsequently serve as the primary market for the common stock. The fair market value of the common stock on April 17, 2003 was $11.93 per share on the basis of the last reported sale price on that date on the Nasdaq National Market.

Discretionary Option Grant Program and Stock Issuance Program

        Both the discretionary option grant and the stock issuance programs are administered by the Compensation Committee of the Board, which currently consists of three (3) non-employee Board members. The Compensation Committee acting in its capacity as the plan administrator will have complete discretion to determine which eligible individuals are to receive option grants or stock issuances, the time or times when such grants or issuances are to be made, the number of shares subject to each such grant or issuance, the status of any granted option as either an incentive stock option or a non-statutory option under the federal tax laws, the vesting schedule (if any) to be in effect for the option grant or stock issuance and the maximum term for which any granted option is to remain outstanding.

        The exercise price per share for each stock option granted under the discretionary option grant program and the issue price per share for each common stock issuance under the stock issuance program will not be less than the fair market value of the common stock on the grant or issue date. No granted option will have a maximum term in excess of ten (10) years. Options are generally not assignable or transferable other than by will or the laws of inheritance and, during the optionee's lifetime, the option may be exercised only by such optionee. However, the plan administrator may allow non-statutory options to be transferred or assigned during the optionee's lifetime to one or more members of the optionee's immediate family or to a trust established exclusively for one or more such family members.

        The optionee will not have any stockholder rights with respect to the option shares until the option is exercised and the exercise price is paid for the purchased shares. Individuals holding shares under the stock issuance program will, however, have full stockholder rights with respect to those shares, whether the shares are vested or unvested.

        The exercise price may be paid in cash or in shares of common stock valued at fair market value on the exercise date. The option exercise price may also, to the extent permissible under applicable law and Company policy, be paid through a same-day sale program pursuant to which there will be an immediate sale of the shares purchased under the option and a portion of the sale proceeds available on the settlement date will be paid over to the Company to cover the exercise price for the purchased shares plus all applicable withholding taxes. The purchase price for any shares sold under the stock issuance program is normally payable in cash. However, shares may be issued under the stock issuance program for non-cash consideration, such as a bonus for past services rendered to the Company.

        The plan administrator may assist any individual (other than an officer or Board member) in the exercise of one or more outstanding options under the discretionary option grant program or in the purchase of shares under the stock issuance program by permitting that individual to pay the exercise price or purchase price with a promissory note payable in one or more installments over a period of years. The terms of any such note, including the interest rate and terms of repayment, will be determined by the plan administrator.

        Should the optionee cease to remain in the Company's service while holding one or more options granted under the discretionary option grant program, then the optionee will in general have no more than three (3) months after such cessation of service in which to exercise such outstanding options. Under no circumstances, however, may any option be exercised after the specified expiration date of the option term. Each such option will normally, during such limited period, be exercisable only for the number of shares of common stock in which the optionee is vested at the time of cessation of service. The plan administrator will have complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability of those options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

        Shares may be issued under the stock issuance program as either a fully vested bonus for past services or subject to a vesting schedule tied to the participant's period of future service or the Company's attainment of designated performance goals. Any unvested shares issued under the program will be subject to repurchase by the Company, at the issue price paid per share, upon the participant's cessation of service prior to vesting in the shares. However, the plan administrator will have the discretionary authority to accelerate the vesting of any unvested shares, in whole or in part, at any time.

        In the event of a change in control, each outstanding option under the discretionary option grant program will automatically accelerate in full, unless assumed or otherwise continued in effect by the successor corporation or replaced with a cash incentive program which preserves the spread existing on the unvested option shares (the excess of the fair market value of those shares over the option exercise price payable for such shares) and provides for subsequent payout of that spread in accordance with the same vesting schedule in effect for those option shares. In addition, all unvested shares outstanding under the discretionary option grant and stock issuance programs will immediately vest upon such change in control, except to the extent our repurchase rights with respect to those shares are to be assigned to the successor corporation or otherwise continued in effect. The plan administrator will have complete discretion to grant one or more options under the discretionary option grant program which will become exercisable for all the option shares in the event the optionee's service with the Company or the successor entity is terminated (actually or constructively) within a designated period following a change in control transaction in which those options are assumed or otherwise continued in effect. The vesting of outstanding shares under the stock issuance program may also be structured to accelerate upon similar terms and conditions.

        The plan administrator will have the discretion to structure one or more option grants under the discretionary option grant program so that those options will immediately vest upon a change in control, whether or not the options are to be assumed or otherwise continued in effect. The plan administrator may also structure stock issuances under the stock issuance program so that those issuances will immediately vest upon a change in control.

        A change in control will be deemed to occur in the event (i) the Company is acquired by merger or asset sale, (ii) there is a change in the majority of the Board effected through one or more contested elections for Board membership or (iii) any person or group of related persons becomes directly or indirectly the beneficial owner of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders.

        Immediately after the consummation of the change in control event, all outstanding options under the discretionary option grant program will terminate and cease to remain outstanding, except to the extent assumed by the successor corporation (or its parent company) or otherwise continued in effect.

        The acceleration of options in the event of a change in control may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

        The plan administrator is authorized to issue two types of stock appreciation rights in connection with option grants made under the discretionary option grant program:

        Tandem stock appreciation rights provide the holders with the right to surrender their options for an appreciation distribution from the Company equal in amount to the excess of (a) the fair market value of the vested shares of common stock subject to the surrendered option over (b) the aggregate exercise price payable for those shares. Such appreciation distribution may, at the discretion of the plan administrator, be made in cash or in shares of common stock.

        Limited stock appreciation rights may be provided to one or more officers or non-employee Board members of the Company as part of their option grants. Any option with such a limited stock appreciation right may be surrendered to the Company upon the successful completion of a hostile tender offer for more than fifty percent (50%) of the Company's outstanding voting stock. In return for the surrendered option, the officer will be entitled to a cash distribution from the Company in an amount per surrendered option share equal to the excess of (a) the highest price per share of common stock paid in connection with the tender offer over (b) the exercise price payable for such share.

        The plan administrator will have the authority to effect, on one or more separate occasions, the cancellation of outstanding options under the discretionary option grant program (including options incorporated from the Predecessor Plans) which have exercise prices in excess of the then current market price of the common stock and to issue replacement options with an exercise price based on the market price of the common stock at the time of the new grant.

Automatic Option Grant Program

        The terms and conditions governing the option grants that may be made under the automatic option grant program are summarized below. All grants under the automatic option grant program will be made in strict compliance with the express provisions of such program. Stockholder approval of this Proposal will also constitute pre-approval of each option granted on or after the date of the Annual Meeting pursuant to the provisions of the automatic option grant program summarized below and the subsequent exercise of that option in accordance with such provisions.

        Pursuant to the Automatic Option Grant Program, each individual first elected or appointed to the Board as a non-employee director will receive a one-time automatic option grant for 12,000 shares at the time of his or her initial election or appointment to the Board, provided such individual has not previously been in the Company's employ. On the date of each Annual Meeting of Stockholders, each non-employee Board member who is continuing to serve on the Board, whether or not he or she is standing for re-election to the Board at that particular Annual Meeting and whether or not he or she has been in the prior employ of the Company, will receive an automatic option grant for 8,000 shares. There is no limit on the number of such 8,000-share annual option grants any one individual may receive over his or her period of continued Board service, but no individual may receive a 8,000-share option grant for a particular year if he or she has received his or her initial option grant under the automatic option grant program within the immediately preceding six (6) months.

        Prior to the amendment to the automatic option grant program which is the subject of this Proposal, the annual automatic option grant made to each continuing non-employee Board member at the Annual Meeting of Stockholders covered only 4,000 shares.

        Each option granted under the automatic option grant program will be subject to the following terms and conditions:

  •
  The exercise price per share will be equal to the fair market value of the option shares on the automatic grant date, and the option will have a maximum term of ten (10) years measured from the grant date.

  •
  Each automatic option grant will be immediately exercisable for any or all of the option shares. However, any shares purchased under the option will be subject to repurchase by the Company, at the exercise price paid per share, upon the optionee's cessation of Board service prior to vesting in those shares. The shares subject to each 12,000-share initial automatic option grant will vest as follows: (i) fifty percent (50%) of the shares will vest upon the optionee's completion of one (1) year of Board service measured from the grant date, and the remaining shares will vest in three (3) successive equal annual installments upon the optionee's completion of each of the next three (3) years of Board service thereafter. The shares subject to each 8,000-share annual automatic option grant will vest upon the optionee's completion of one (1) year of Board service measured from the grant date.

  •
  The option will remain exercisable for a six (6)-month period following the optionee's cessation of Board service for any reason other than death or disability. Should the optionee die within six (6) months after cessation of Board service, then the option will remain exercisable for a twelve (12)-month period following the optionee's death and may be exercised by the personal representative of the optionee's estate or the person to whom the option is transferred by the optionee's will or the laws of inheritance. During the applicable post-service exercise period, the option may not be exercised in the aggregate for more than the number of option shares in which the optionee was vested at the time of his or her cessation of Board service.

  •
  Should the optionee die or become permanently disabled while serving as a Board member, then the shares of common stock at the time subject to each automatic option grant held by that individual will immediately vest, and the option may be exercised for any or all of those vested shares until the earlier of (a) the expiration of the twelve (12)-month period measured from the date of the optionee's cessation of Board service or (b) the expiration date of the option term.

  •
  The shares of common stock at the time subject to each outstanding automatic option grant will immediately vest in the event of a change in control (as such term is defined above). Upon the successful completion of a hostile tender offer for securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities, each optionee will have a thirty (30)-day period in which he or she may elect to surrender each automatic option grant to the Company in return for a cash distribution in an amount per surrendered option share (whether or not the optionee is otherwise at the time vested in the option shares) equal to the excess of (i) the highest price per share of common stock paid in the tender offer over (ii) the exercise price payable per option share.

  •
  The remaining terms and conditions of the option will in general conform to the terms described above for option grants made under the discretionary option grant program.

General Plan Information

        The plan administrator may provide one or more holders of non-statutory options or unvested shares with the right to have the Company withhold a portion of the shares of common stock otherwise issuable upon the exercise of those options or the vesting of those shares in order to satisfy the Federal, state and local income and employment withholding taxes to which such individuals may become subject in connection with the option exercise or the vesting of the shares. Alternatively, the plan administrator may allow such individuals to deliver previously acquired shares of common stock in payment of such withholding tax liability.

        In the event any change is made to the Company's common stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding common stock as a class without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the 1993 Plan, (ii) the maximum number and/or class of shares for which any one participant may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances in any fiscal calendar year, (iii) the number and/or class of securities for which automatic option grants will subsequently be made under the automatic option grant program to each newly-elected or continuing non-employee Board member, (iv) the number and/or class of securities and price per share in effect under each outstanding option, (v) the maximum number and/or class of shares by which the share reserve may increase each calendar year pursuant to the automatic share increase provisions of the 1993 Plan and (vi) the number and/or class of securities and price per share in effect under each outstanding option incorporated into the 1993 Plan from the Predecessor Plans.

        Option grants under the 1993 Plan will not affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

        The Board may amend or modify the provisions of the 1993 Plan in any or all respects whatsoever, subject to any stockholder approval required under applicable law or regulation. The Board may terminate the 1993 Plan at any time, and the 1993 Plan will in all events terminate no later than February 28, 2011.

Outstanding Grants and Issuances under Predecessor Plans

        All options grants and direct share issuances that were outstanding under the Predecessor Plans on the September 29, 1993 effective date of the 1993 Plan have been transferred to the 1993 Plan. However, each option and direct share issuance so transferred continues to be governed solely by the terms of the documents evidencing that option or share issuance, and no provision of the 1993 Plan will affect or otherwise modify the rights or obligations of the holders of those transferred options or share issuances with respect to their acquisition of shares of common stock. However, the plan administrator will have complete discretion to extend the vesting acceleration provisions of the 1993 Plan applicable to a change in control event to one or more of the transferred options or unvested stock issuances under the Predecessor Plans which do not otherwise contain such acceleration provisions.

Federal Tax Consequences

        Options granted under the 1993 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as described below:

        Incentive Stock Options.    No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised, although taxable income may arise at that time for alternative minimum tax purposes. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of certain dispositions.

        For Federal income tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. The optionee will make a qualifying disposition of the purchased shares if the sale or other disposition of such shares is made more than two (2) years after the date the option for the shares involved in such sale or disposition was granted and more than one (1) year after the date the option was exercised for those shares. If the sale or disposition occurs before these two requirements are satisfied, then a disqualifying disposition will result.

        Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date over (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain recognized upon the disposition will be taxable as a capital gain.

        If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

        Non-Statutory Options.    No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

        Special provisions of the Internal Revenue Code apply to the acquisition of unvested shares of Common Stock under a non-statutory option. These special provisions may be summarized as follows:

          (a)    If the shares acquired upon exercise of the non-statutory option are subject to repurchase by the Company, at the original exercise price paid per share, upon the optionee's termination of service prior to vesting in shares, then the optionee will not recognize any taxable income at time of exercise but will have to report as ordinary income, as the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the Company's repurchase right lapses with respect to those shares over (ii) the exercise price paid for the shares.

          (b)    The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the non-statutory option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date (determined as if the shares were not subject to the Company's repurchase right) over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the Company's repurchase right lapses.

        The Company will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

        Stock Appreciation Rights.    An optionee who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. The Company will be entitled to a business expense deduction equal to the appreciation distribution for the taxable year of the Company in which the ordinary income is recognized by the optionee.

        Direct Stock Issuance.    The tax principles applicable to direct stock issuances under the 1993 Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.

        Deductibility of Executive Compensation.    The Company anticipates that any compensation deemed paid by it in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory options granted with exercise prices equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation for purposes of Internal Revenue Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, all compensation deemed paid with respect to those options will remain deductible by the Company without limitation under Internal Revenue Code Section 162(m).

Accounting Treatment

        Under current accounting rules, option grants to employees or non-employee Board members with exercise prices equal to the fair market value of the shares on the grant date will not result in any direct charge to the Company's earnings. However, the fair value of those options is required to be disclosed in the notes to the Company's financial statements, and the Company must also disclose, in pro-forma statements to the Company's financial statements, the impact those options would have upon the Company's reported earnings were the value of those options at the time of grant treated as compensation expense. The number of outstanding options may also be a factor in determining the Company's earnings per share on a fully-diluted basis.

        Option grants made to independent consultants (but not non-employee Board members) will result in a direct charge to the Company's reported earnings based upon the fair value of the option measured initially as of the grant date of that option and then subsequently on the vesting date of each installment of the underlying option shares. A similar charge applies when an option originally granted to an employee continues to vest after the employee changes status from employee to independent consultant. In addition, any option that is repriced will also trigger a direct charge to the Company's reported earnings which will include the appreciation in the value of the underlying shares between the date the option is repriced and the date that option is exercised for those shares or terminates unexercised.

        Should one or more individuals be granted tandem stock appreciation rights under the plan, then such rights would result in a compensation expense to be charged against the Company's reported earnings. Accordingly, at the end of each fiscal quarter, the amount (if any) by which the fair market value of the shares of common stock subject to such outstanding stock appreciation rights has increased from the prior quarter-end would be accrued as compensation expense, to the extent such fair market value is in excess of the aggregate exercise price in effect for those rights.

        Direct stock issuances under the 1993 Plan will result in a direct charge to the Company's reported earnings equal to the excess of the fair value of the shares on the issuance date over the cash consideration (if any) paid for such shares. If the shares are unvested at the time of issuance, then any charge to the Company's reported earnings will be amortized over the vesting period.

        The Financial Accounting Standards Board ("FASB") has recently initiated a project to reconsider the appropriate accounting treatment for employee stock options, such as those issuable under the 1993 Plan. Accordingly, the foregoing summary of the applicable accounting treatment for stock options may substantially change in the event that FASB were to conclude that employee stock options should be valued, either as of the grant date or other appropriate measurement date, under an appropriate option valuation formula such as the Black-Scholes formula and that such value should then be charged as a direct compensation expense against the issuer's reported earnings over a designated period.

New Plan Benefits

        If this Proposal is approved by the stockholders, then each of the continuing non-employee Board members listed below will receive an annual automatic option grant for 8,000 shares of common stock with an exercise price per share equal to the closing selling price per share of common stock on the date of the Annual Meeting: Messrs. George, Gemunder, Konidaris, Levy, Sollitto and Timmins.

Recommendation of the Board of Directors

        The Board of Directors recommends that the stockholders vote FOR the approval of the amendment to the 1993 Plan as described in this Proposal. The affirmative vote of the holders of a majority of the common stock present or represented at the Annual Meeting and entitled to vote on this Proposal is required for approval of this amendment. If the stockholders do not approve the proposal, then the number of shares subject to the annual automatic option grant made to each continuing non-employee Board member will remain at 4,000 shares. In addition, the 1993 Plan will continue to remain in effect, and option grants and direct stock issuances may continue to be made pursuant to the provisions of the 1993 Plan until the available reserve of Common Stock as last approved by the stockholders has been issued or until the February 28, 2011 expiration date of such plan.

OTHER MATTERS

        The Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors recommends. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy.

OWNERSHIP OF SECURITIES

        The following table sets forth certain information known to the Company with respect to the beneficial ownership of the Company's Common Stock as of April 18, 2003 (unless otherwise stated in the footnotes) by (i) all persons who are or who may be deemed beneficial owners of five percent (5%) or more of the Company's Common Stock, (ii) each director of the Company, (iii) the Named Executive Officers (as defined below) and (iv) all current directors and executive officers as a group. Unless otherwise indicated, the principal address of each of the stockholders below is c/o Ultratech Stepper, Inc., 3050 Zanker Road, San Jose, CA, 95134. Unless otherwise indicated, each of the security holders has sole voting and investment power with respect to the shares beneficially owned, subject to community property laws, where applicable.

Name and Address of Beneficial Owner(1)	Shares of Common Stock Beneficially Owned	Percentage of Shares Beneficially Owned(1)
Schneider Capital Management Corporation(2) 460 E. Swedesford Rd., Suite 1080 Wayne, PA 19087	1,335,600	5.9%
Arthur W. Zafiropoulo(3)	1,947,416	8.6%
Bruce R. Wright(4)	225,360	*
John E. Denzel(5)	118,310	*
Erik Smith(6)	68,401	*
Ellery Buchanan(7)	578	*
Kenneth Levy(8)	79,800	*
Gregory Harrison(9)	16,000	*
Joel Gemunder(10)	37,000	*
Thomas D. George(11)	41,000	*
Vincent F. Sollitto(12)	24,000	*
Rick Timmins(13)	24,000	*
Nicholas Konidaris(14)	24,000	*
Dennis Raney(15)	14,000	*
All current directors and executive officers as a group (12 persons)(16)	2,619,287	11.5%

*
Less than one percent of the outstanding Common Stock.

(1)
Percentage of ownership is based on 22,753,944 shares of Common Stock issued and outstanding on April 18, 2003. This percentage also takes into account the Common Stock to which such individual or entity has the right to acquire beneficial ownership within sixty (60) days after April 18, 2003, including, but not limited to, through the exercise of options; however, such Common Stock will not be deemed outstanding for the purpose of computing the percentage owned by any other individual or entity. Such calculation is required by Rule 13d-3(1)(i) under the Securities Exchange Act of 1934, as amended.

(2)
Schneider Capital Management Corporation share information based on its Schedule 13G filed with the Securities and Exchange Commission on February 12, 2003.

(3)
Includes 1,587,108 shares held in the name of Arthur W. Zafiropoulo, trustee of the Separate Property Trust, dated July 20, 1998, for the benefit of Arthur W. Zafiropoulo. Includes 260,308 shares of the Company's Common Stock subject to options which are currently exercisable or which will become exercisable within 60 days after April 18, 2003. Also includes 100,000 shares held in the name of the Zafiropoulo Family Foundation.

(4)
Includes 159,700 shares of the Company's Common Stock subject to options which are currently exercisable or which will become exercisable within 60 days after April 18, 2003.

(5)
Includes 113,100 shares of the Company's Common Stock subject to options which are currently exercisable or which will become exercisable within 60 days after April 18, 2003.

(6)
Includes 66,155 shares of the Company's Common Stock subject to options which are currently exercisable or which will become exercisable within 60 days after April 18, 2003.

(7)
Ellery Buchanan share information based on his Form 4 filed with the Securities and Exchange Commission on October 3, 2002. Mr. Buchanan's employment with the Company terminated on September 30, 2002.

(8)
Consists of 47,800 shares held in the name of The Levy Family Trust dated February 18, 1983; Kenneth Levy, Trustee. Includes 32,000 shares of the Company's Common Stock subject to options which are currently exercisable or which will become exercisable within 60 days after April 18, 2003.

(9)
Consists of 16,000 shares of the Company's Common Stock subject to options which are currently exercisable or which will become exercisable within 60 days after April 18, 2003.

(10)
Includes of 36,000 shares of the Company's Common Stock subject to options which are currently exercisable or which will become exercisable within 60 days after April 18, 2003.

(11)
Includes 5,000 shares held in the name of Thomas D. George and Colleen George, trustees of the George Family Trust. Includes 36,000 shares of the Company's Common Stock subject to options which are currently exercisable or which will become exercisable within 60 days after April 18, 2003.

(12)
Consists of 24,000 shares of the Company's Common Stock subject to options which are currently exercisable or which will become exercisable within 60 days after April 18, 2003.

(13)
Consists of 24,000 shares of the Company's Common Stock subject to options which are currently exercisable or which will become exercisable within 60 days after April 18, 2003.

(14)
Consists of 24,000 shares of the Company's Common Stock subject to options which are currently exercisable or which will become exercisable within 60 days after April 18, 2003.

(15)
Includes 12,000 shares of the Company's Common Stock subject to options which are currently exercisable or which will become exercisable within 60 days after April 18, 2003.

(16)
Includes 803,263 shares of the Company's Common Stock subject to options which are currently exercisable or which will become exercisable within 60 days after April 18, 2003.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Executive Compensation

Summary Compensation

        The following table provides certain summary information concerning the compensation earned by the Company's Chief Executive Officer and each of the four other most highly compensated executive officers of the Company whose salary and bonus for the 2002 fiscal year was in excess of $100,000 (collectively, the "Named Executive Officers"), for services rendered in all capacities to the Company and its subsidiaries for the last three fiscal years. The table also includes one executive officer, Mr. Ellery Buchanan, who left the Company's employ during the 2002 fiscal year but whose salary and bonus for such fiscal year made him one of the five highest paid executive officers for such year.

Summary Compensation Table

		Annual Compensation (2)			Long-Term Compensation Awards
Name and Principal Position	Year	Salary($)(3)	Bonus($)	All Other Annual Compensation ($) (4)	Restricted Stock Awards($)	Number of Securities Underlying Options(#)	All Other Compensation ($)(5)
Arthur W. Zafiropoulo (1) Chairman of the Board, Chief Executive Officer, and President	2002 2001 2000	185,000 190,655 310,000	0 21,545 58,331	21,416 0 0	0 0 0	180,000 138,308 0	4,500 6,000 6,000
Bruce R. Wright (1) Senior Vice President, Finance, Chief Financial Officer, and Secretary	2002 2001 2000	200,366 127,957 245,577	0 0 0	0 0 0	0 0 0	80,000 54,500 100,000	500 2,000 2,000
John E. Denzel (1) Senior Vice President, Operations	2002 2001 2000	149,877 185,590 199,635	100,000 4,049 1,897	0 0 0	0 0 0	80,000 28,000 30,000	500 2,000 2,000
Erik Smith (1) Senior Vice President, Worldwide Sales and Service	2002 2001 2000	169,154 159,084 141,680	48,494 95,342 102,900	0 0 0	0 0 0	64,000 35,075 32,400	500 2,000 2,000
Ellery Buchanan (1) Former Senior Vice President, Marketing and Corporate Development	2002 2001 2000	172,146 185,967 187,264	0 0 0	0 0 0	0 0 0	20,000 18,000 70,000	154,508 2,000 2,000

(1)
Mr. Zafiropoulo has served as Chief Executive Officer of the Company since March 1993 and as President of the Company since February 2001. Mr. Zafiropoulo served as President of the Company from March 1993 to March 1996 and from May 1997 to April 1999. Mr. Zafiropoulo resumed the position of President in April 2001. Mr. Wright joined the Company in June 1999 as Senior Vice President, Finance, Chief Financial Officer and Secretary. Mr. Denzel has served as Senior Vice President, Operations since January 2002. From December 1999 to December 2001, Mr. Denzel served as the Vice President, Operations responsible for all Engineering and Manufacturing activities. From July 1996 to November 1999, Mr. Denzel served as the Vice President, Manufacturing. Mr. Smith has served as Senior Vice President, Worldwide Sales and Service since September 2001. From January 2000 to September 2001, Mr. Smith served as Vice President of Worldwide Sales. From March 1999 to December 1999, Mr. Smith served as Director of Marketing, and from August 1997 to February 1999, Mr. Smith served as Director of International Marketing. From June 1997 to July 1997, Mr. Smith was the Director of International Business Development. From July 1992 to May 1997, Mr. Smith served as Director of Operations for the Company's Japan and Korea offices. Mr. Buchanan served as the Company's Senior Vice President, Marketing and Corporate Development from August 2000 to September 2002 when his employment with the Company terminated. From June 1998 to August 2000, Mr. Buchanan served as the President of Ultratech Capital.

(2)
Includes compensation deferred by the Named Executive Officer under the Company's Section 401(k) Plan, Section 125 Cafeteria Benefit Plan and the non-qualified deferred compensation plan.

(3)
In 2002, as part of management's continuing efforts to reduce the Company's expenses, the Named Executive Officers voluntarily elected to reduce their salaries by amounts ranging from 17.7% to 51.9% from the levels initially in effect for them for fiscal

  2002. The salaries of each of the Named Executive Officers were decreased by approximately 10% for the six-month period between May 2001 and November 2001 in connection with a Company-wide salary reduction program. Over the same period, Messrs. Zafiropoulo and Wright voluntarily reduced their salaries by additional amounts.

(4)
Includes $21,416 of the amount paid by the Company in 2002 for the use of a Company automobile by Mr. Zafiropoulo.

(5)
Comprised of the following items: (i) the Company matching contribution under the 401(k) plan in the following amounts per executive officer: $500 in 2002 and $2,000 in each of 2000 and 2001; and (ii) $4,000 in term life insurance premiums paid on behalf of Mr. Zafiropoulo for each of the 2002, 2001 and 2000 fiscal years. For 2002, Mr. Buchanan also received $142,308 in a lump sum severance payment and an additional $11,700 for continued benefit coverage in connection with the termination of his employment with the Company.

Stock Options

        The following table provides information on the option grants made to the Named Executive Officers during the fiscal year ended December 31, 2002. No stock appreciation rights were granted to the Named Executive Officers during that fiscal year.

Option Grants in Last Fiscal Year

		Individual Grants			Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(3)
	Number of Securities Underlying Options Granted(1)	% of Total Options Granted to Employees in Fiscal Year
Name			Exercise Price ($/Sh)(2)	Expiration Date
					5%($)	10%($)
Arthur W. Zafiropoulo	80,000 100,000	4.5 5.6	13.96 13.67	1/28/12 7/15/12	702,350 859,699	1,779,892 2,178,646
Bruce R. Wright	20,000 60,000	1.1 3.4	13.96 13.67	1/28/12 7/15/12	175,587 515,819	444,973 1,307,188
John E. Denzel	20,000 60,000	1.1 3.4	13.96 13.67	1/28/12 7/15/12	175,587 515,819	444,973 1,307,188
Erik Smith	64,000	3.6	13.96	1/28/12	561,880	1,423,913
Ellery Buchanan	20,000	1.1	13.96	1/28/12	175,587	444,973

(1)
Grants to Mr. Zafiropoulo for 80,000 shares and 100,000 shares were made on January 29, 2002 and July 16, 2002, respectively. Grants to Mr. Wright for 20,000 shares and 60,000 shares were made on January 29, 2002 and July 16, 2002, respectively. Grants to Mr. Denzel for 20,000 shares and 60,000 shares were made on January 29, 2002 and July 16, 2002, respectively. Grants to Mr. Smith for an aggregate of 64,000 shares were made on January 29, 2002. A grant to Mr. Buchanan for an aggregate of 20,000 shares was made on January 29, 2002.

  Each option listed above has a maximum term of ten (10) years measured from the grant date, subject to earlier termination upon the optionee's cessation of service with the Company. Each option expiring on July 15, 2012 will vest and become exercisable for the option shares as follows: (i) twenty-four percent (24%) of the option shares upon the optionee's completion of twelve (12) months of service measured from the grant date, and (ii) the remaining shares in a series of thirty-eight (38) successive equal monthly installments upon the optionee's completion of each additional month of service thereafter. Except for an option to purchase 50,000 shares of Common Stock issued to Erik Smith, each option expiring on January 28, 2012 will vest and become exercisable for the option shares as follows: one hundred percent (100%) of the option shares upon the optionee's completion of twelve (12) months of service measured from the grant date. The option to purchase 50,000 shares of Common Stock granted to Erik Smith on January 28, 2002 would have vested, had a pre-established performance milestone been attained, in four successive equal annual installments upon his completion of each year of service over the four-year period measured from the grant date.

  Because that milestone was not achieved, the option will vest as to all the option shares upon his completion of fifty (50) months of service measured from the grant date. The shares subject to each option listed above will immediately vest in full in the event the Company is acquired by a merger or asset sale, unless the option is assumed by the acquiring entity or replaced with a cash escrow account that preserves the spread on the unvested option shares and provides for subsequent payout of that spread in accordance with the applicable foregoing vesting schedule in effect for the option.

(2)
The exercise price may be paid in cash, in shares of the Company's Common Stock valued at fair market value on the exercise date or, to the extent permissible under applicable law and Company policy, through a cashless exercise procedure involving a same-day sale of the purchased shares.

(3)
There can be no assurance provided to the option holder or any other holder of the Company's securities that the actual stock price appreciation over the ten (10)-year option term will be at the assumed 5% and 10% annual rates of compounded stock price appreciation or at any other defined level. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from the option grants made to the executive officers.

Option Exercises and Holdings

        The following table sets forth certain information concerning option exercises and holdings for the fiscal year ended December 31, 2002 with respect to each of the Named Executive Officers. No stock appreciation rights were exercised by the Named Executive Officers during such fiscal year, and no stock appreciation rights were held by them at the end of such fiscal year.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

			Number of Securities Underlying Unexercised Options at Fiscal Year End		Value of Unexercised In-the-Money Options at Fiscal Year-End($)(2)
Name	Shares Acquired on Exercise(#)	Value Realized($)(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Arthur W. Zafiropoulo	0	0	154,179	264,129	0	0
Bruce R. Wright	0	0	110,780	155,720	0	0
John E. Denzel	0	0	82,320	116,380	0	0
Erik Smith	0	0	45,059	90,696	0	0
Ellery Buchanan	0	0	0	0	0	0

(1)
Equal to the fair market value of the securities underlying the option on the exercise date, minus the exercise price paid for those securities.

(2)
Equal to the fair market value of the securities underlying the option at fiscal year-end ($9.83 per share), less the exercise price payable for those securities.

Employment Contracts, Termination of Employment Agreements and Change of Control

        Other than Mr. Bruce Wright, none of the Company's executive officers have employment agreements with the Company, and their employment may be terminated at any time at the discretion of the Board of Directors. Mr. Wright's agreement, provides, among other things, that he was to receive an option to purchase 100,000 shares of Common Stock upon his commencement of employment with the Company and that he would be eligible for an additional option grant to purchase 50,000 shares upon his completion of one year of employment. In addition, should Mr. Wright's employment have been terminated during his first year of employment with the Company, then he would have been entitled to a severance package including 6-months of salary continuation payments and one year accelerated vesting of his outstanding stock options.

        On September 30, 2002, in connection with the termination of his employment, Mr. Ellery Buchanan entered into a Termination Agreement and General Release of All Claims. Pursuant to this agreement, Mr. Buchanan received a severance payment of $142,308 and an additional payment of $11,700 for continued benefit coverage in return for executing a general release in favor of the Company. On October 1, 2002, Mr. Buchanan and the Company entered into a one-year Consulting Agreement whereby Mr. Buchanan agreed to perform various services for the Company as an independent consultant for a fixed hourly fee, not to exceed an aggregate of $60,000 over the term of the contract.

        The Compensation Committee of the Board of Directors has the authority as the plan administrator of the Company's 1993 Plan to provide for accelerated vesting of any shares of Common Stock subject to outstanding options held by the Chief Executive Officer and the Company's other executive officers and any unvested shares actually held by those individuals under the 1993 Plan, in the event their employment were to be terminated (whether involuntarily or through a forced resignation) following (i) an acquisition of the Company by merger or asset sale or (ii) a change in control of the Company effected through a successful tender offer for more than 50% of the Company's outstanding Common Stock or through a change in the majority of the Board as a result of one or more contested elections for Board membership.

Equity Compensation Information for Plans or Individual Arrangements with Employees and Non-Employees

        The following table provides information as of April 18, 2003 with respect to the shares of the Company's common stock that may be issued under the Company's existing equity compensation plans. There are no outstanding options assumed by the Company in connection with its acquisitions of other companies, and there are no assumed plans under which options can currently be granted.

	A		B	C
Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options		Weighted Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column A)
Equity Compensation Plans Approved by Stockholders (1)	3,294,729	(3)	$16.083	1,284,925	(4)
Equity Compensation Plans Not Approved by Stockholders (2)	1,818,953		$15.2327	8,627

Total	5,113,682		$15.7807	1,293,552

(1)
Consists of the Company's 1993 Stock Option/Stock Issuance Plan and the Company's Employee Stock Purchase Plan.

(2)
Consists solely of the Company's 1998 Supplemental Stock Option/Stock Issuance Plan.

(3)
Excludes purchase rights accruing under the Employee Stock Purchase Plan. Under such plan, each eligible employee may purchase up to 1,000 shares of Common Stock at semi-annual intervals each year at a purchase price per share equal to 85% of the lower of (i) the closing selling price per share of the Common Stock on the employee's entry date into the two-year offering period in which that semi-annual purchase date occurs or (ii) the closing selling price per share on the semi-annual purchase date.

(4)
Includes shares available for future issuance under the 1993 Stock Option/Stock Issuance Plan and the Employee Stock Purchase Plan. As of April 18, 2003, 1,028,179 shares of common stock were available for issuance under the 1993 Stock Option/Stock Issuance Plan and 256,746 shares were available for issuance under the Employee Stock Purchase Plan.

The Supplemental Stock Option/Stock Issuance Plan

        The Supplemental Stock Option/Stock Issuance Plan (the "Supplemental Plan") was implemented by the Board in October 1998 as a non-stockholder approved plan under which option grants or direct stock issuances may be made to employees who at the time of the grant are neither executive officers or Board members nor hold the title of Vice President or General Manager. The Board has authorized 1,950,000 shares of Common Stock for issuance under the Supplemental Plan. All option grants must have an exercise price per share not less than the fair market value per share of the Common Stock on the grant date, and all direct issuances of Common Stock under the Supplemental Plan must have an issue price not less than the fair market value of the shares at the time of issuance. Option will have a maximum term not in excess of ten years and will terminate earlier within a specified period following the optionee's cessation of service with the Company (or any parent or subsidiary corporation). Each granted option will vest in one or more installments over the optionee's period of service with the Company. However, the options will vest on an accelerated basis in the event the Company is acquired and those options are not assumed, replaced or otherwise continued in effect by the acquiring entity. Direct stock issuances may be made on similar vesting conditions. All options granted under the Supplemental Plan will be non-statutory stock options under the Federal tax laws. As of April 18, 2003, options covering 1,818,953 shares of Common Stock were outstanding under the Supplemental Plan, 8,627 shares remained available for future option grants, and options covering 122,420 had been exercised.

        Share issuances under the 1993 Stock Option/Stock Issuance Plan will not reduce or otherwise affect the number of shares of Common Stock available for issuance under the Supplemental Plan, and share issuances under the Supplemental Plan will not reduce or otherwise affect the number of shares of Common Stock available for issuance under the 1993 Stock Option/Stock Issuance Plan.

COMPENSATION COMMITTEE REPORT

        The Compensation Committee of the Board of Directors is responsible for establishing the base salary and incentive cash bonus programs to be in effect for the Company's executive officers and administering certain other compensation programs for such individuals, subject to review by the full Board (except employee Board members). The Compensation Committee also has the exclusive responsibility for the administration of the Company's 1993 Plan under which equity grants may be made to executive officers and other key employees.

Compensation Philosophy

        The fundamental policy of the Compensation Committee is to provide the Company's executive officers and other key employees with competitive compensation opportunities based upon their contribution to the financial success of the Company and their personal performance. It is the Compensation Committee's objective to have a substantial portion of each officer's compensation contingent upon the Company's performance as well as upon the officer's personal level of performance. Accordingly, the compensation package for each executive officer and key employee is comprised of three elements: (i) base salary which reflects individual performance and is designed primarily to be competitive with salary levels in effect at a select group of companies with which the Company competes for executive talent, (ii) annual variable performance awards payable in cash and tied to the Company's achievement of financial performance milestones, and (iii) long-term stock-based incentive awards which strengthen the mutuality of interests between the executive officers and the Company's stockholders. It has been the practice of the Compensation Committee in the past to have a greater portion of the executive officer's total compensation be tied to Company performance and stock price appreciation rather than base salary as that officer's level of responsibility increases.

        In carrying out these objectives, the Compensation Committee takes the following factors into consideration:

  •
  The estimated level of compensation paid to executive officers in similar positions by other companies within and outside the Company's industry which compete with the Company for executive personnel.

  •
  The individual performance of each executive officer, together with his job knowledge and skills, demonstrated teamwork and adherence to the Company's core values.

  •
  The individual's level of responsibility and authority relative to other positions within the Company.

  •
  The Company's performance relative to competitors and business conditions and the progress of the Company in meeting financial goals and objectives.

Specific Factors

        The primary factors which the Compensation Committee considered in establishing the components of each executive officer's compensation package for the 2002 fiscal year are summarized below. The Compensation Committee may, however, in its discretion apply different factors, particularly different measures of financial performance, in setting executive compensation for future fiscal years.

        * Base Salary.    The base salary levels for the executive officers were established for the 2002 fiscal year on the basis of the following principal factors: personal performance, the estimated salary levels in effect for similar positions at a select group of companies within and outside the Company's industry with which the Company competes for executive talent, and internal comparability considerations. The Compensation Committee made its decisions as to the appropriate market level of base salary for each executive officer on the basis of its understanding of the salary levels in effect for similar positions at those companies with which the Company competes for executive talent. Base salaries are reviewed on an annual basis, and adjustments are made in accordance with the factors indicated above. In 2002, as part of management's continuing efforts to reduce the Company's expenses, the Company's executive officers voluntarily reduced their salaries by amounts ranging from 17.7% to 51.9%.

        * Executive Officer and Senior Management Incentive Plan.    For fiscal 2002, the Company established a performance milestone bonus plan pursuant to which executive officers and senior management could earn a specific bonus amount upon the attainment of certain performance milestones. Under this plan, Mr. Denzel was awarded a $100,000 bonus for fiscal 2002 and bonuses were paid to various other members of senior management, though no other executive officer was awarded a bonus under this plan.

        The Compensation Committee estimates that the total cash compensation earned by the Company's executive officers for the 2002 fiscal year was, except in the case of one individual, below the 50th percentile of the total cash compensation earned by the executive officers in comparable positions at the principal companies with which the Company competes for executive talent.

        * Equity Incentives.    Equity incentives for executive officers are provided primarily through stock option grants under the 1993 Plan. The grants are designed to align the interests of each executive officer with those of the stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Each grant allows the individual to acquire shares of the Company's common stock at a fixed price per share (the market price on the grant date) over a specified period of time (up to 10 years). The shares subject to each option generally vest in installments over a fifty-month period, contingent upon the executive officer's continued employment with the Company. In addition, the Compensation Committee has from time to time, including during 2002, granted options to the Company's executive officers that vest upon the executive officer's completion of fifty months of continued service with the Company measured from the grant date, provided that if certain pre-established milestones are attained during the executive officer's period of employment, the option will vest and become exercisable in a series of installments prior to such individual's completion of the fifty-month service requirement so long as the executive officer continues to be employed by the Company through each accelerated installment date. Accordingly, in either case, the option will provide a return to the executive officer only if the executive officer remains employed by the Company during the applicable vesting period, and then only if the market price of the underlying shares appreciates over the option term.

        The number of shares subject to each option grant is set at a level intended to create a meaningful opportunity for stock ownership based on the officer's current position with the Company, the base salary associated with that position, the size of comparable awards made to individuals in similar positions within the industry, the individual's potential for increased responsibility and promotion over the option term, and the individual's personal performance in recent periods. The Compensation Committee also takes into account the executive officer's existing holdings of the Company's common stock and the number of vested and unvested options held by that individual in order to maintain an appropriate level of equity incentive. However, the Compensation Committee does not adhere to any specific guidelines as to the relative option holdings of the Company's executive officers.

CEO Compensation

        It is the Committee's intent to provide Mr. Zafiropoulo with a level of stability and certainty each year with respect to base salary and not to have this particular component of compensation affected to any significant degree by Company performance factors. Mr. Zafiropoulo's base salary was initially set at $385,000 for the 2002 fiscal year. However, Mr. Zafiropoulo voluntarily elected to reduce his 2002 base salary to approximately $185,000 as part of the Company's cost reduction measures. In addition, because the Company did not achieve the operating earnings targets for the 2002 fiscal year, Mr. Zafiropoulo did not receive any cash incentive awards for such year.

        For the 2002 fiscal year, the Compensation Committee believes that the total cash compensation earned by Mr. Zafiropoulo was below the 50th percentile of the total cash compensation earned by chief executive officers at the principal companies with which the Company competes for executive talent.

        Mr. Zafiropoulo was granted an option for 80,000 shares in January 2002 and another option for 100,000 shares in July 2002, in each case with an exercise price equal to the market price of the shares on the grant date. The January 2002 grant vests in full after 12 months, and the July 2002 grant vests in installments over a 50-month period measured from the grant date. The grants are intended to provide Mr. Zafiropoulo with a significant incentive to remain in the Company's employ and to contribute to the creation of stockholder value in the form of stock price appreciation since the grants are subject to vesting and will not have any value unless the market price of the Company's common stock appreciates over the market price in effect at the time the grants were made.

Fiscal Year 2003 Expectations

        The Compensation Committee expects to retain the services of a compensation consultant during 2003 in connection with setting the future compensation levels of Mr. Zafiropoulo and the other executive officers, which may include adjustments to their 2003 compensation, and it is anticipated that the cash compensation of such individuals, particularly their rates of base salary, will be increased, and one or more different incentive bonus programs may be implemented.

Compliance with Internal Revenue Code Section 162(m)

        Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to publicly held companies for compensation exceeding $1 million paid to certain of the corporation's executive officers. The limitation applies only to compensation which is not considered to be performance-based. The Company's 1993 Plan is structured so that any compensation deemed paid to an executive officer in connection with the exercise of option grants made under that plan will qualify as performance-based compensation and will therefore not be subject to the $1 million limitation. The non-performance based compensation to be paid to the Company's executive officers for the 2002 fiscal year did not exceed the $1 million limit per officer. Because the cash compensation payable to any of the Company's executive officers in 2003 is not expected to exceed the $1 million limit per officer, the Compensation Committee has decided at this time not to take any other action to limit or restructure the elements of cash compensation payable to the Company's executive officers. The Compensation Committee will reconsider this decision should the individual compensation of any executive officer approach the $1 million level.

        The Compensation Committee believes that the executive compensation policies and programs in effect for the Company's executive officers provide an appropriate level of total remuneration which properly aligns the Company's performance and the interests of the Company's stockholders with competitive and equitable executive compensation in a balanced and reasonable manner, for both the short and long-term.

Joel F. Gemunder	Gregory Harrison
Member, Compensation Committee	Chairman and Member, Compensation Committee
Nicholas Konidaris Member, Compensation Committee

Compensation Committee Interlocks and Insider Participation

        Messrs. Harrison, Gemunder and Konidaris currently serve as members of the Company's Compensation Committee. No member of the Compensation Committee is a former or current officer or employee of the Company or any of its subsidiaries. No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity which has one or more of its executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

STOCK PERFORMANCE GRAPH

        The graph depicted below reflects a comparison of the cumulative total return (change in stock price plus reinvestment of dividends) of the Company's Common Stock assuming $100 invested as of December 31, 1997 with the cumulative total returns of the Nasdaq Stock Market Index, the Philadelphia Semiconductor Index and the S&P Small Capital Semiconductor Equipment Index.

Comparison of Cumulative Total Returns(1)(2)(3)

Stock Performance Graph
500
450
400
350
300
250
200
150
100
50
0
Ultratech Stepper, Inc.
The Nasdaq Stock Market Index (US)
Philadelphia Semiconductor Index
S&P Small Capital Semiconductor Equipment Index
Dec. 31, 1997
Mar. 31, 1998
Jun. 30, 1998
Sept. 30, 1998
Dec. 31, 1998
Mar. 31. 1999
Jun. 30, 1999
Sept. 30, 1999
Dec. 31, 1999
Mar. 31, 2000
Jun. 30, 2000
Sept. 30, 2000
Dec. 31, 2000
Mar. 31, 2001
Jun. 30, 2001
Sept. 30, 2001
Dec. 31, 2001
Mar. 31, 2002
Jun. 30, 2002
Sept. 30, 2002
Dec. 31, 2002

(1)
The graph covers the period from December 31, 1997 to December 31, 2002.

(2)
No cash dividends have been declared on the Company's Common Stock.

(3)
Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

        Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, which might incorporate future filings made by the Company under those statutes, neither the preceding Compensation Committee Report on Executive Compensation nor the Stock Price Performance Graph will be incorporated by reference into any of those prior filings, nor will such report or graph be incorporated by reference into any future filings made by the Company under those statutes.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        The Company's Amended and Restated Certificate of Incorporation and Bylaws provide for indemnification of all directors and officers. In addition, each director and officer of the Company has entered into a separate indemnification agreement with the Company.

        The Company has entered into various service contracts with KLA-Tencor Corporation, a company of which Mr. Levy serves as Chairman of the Board and as a member of the Board of Directors. Since the beginning of fiscal year 2002, the Company has paid KLA-Tencor approximately $210,000. The Company believes that the terms of the contracts with KLA-Tencor are no less favorable to the Company than could be obtained from an unaffiliated third party.

        The Board of Directors has adopted a policy that all material transactions with affiliates will be on terms no less favorable to the Company than those available from unaffiliated third parties and will be approved by a majority of the disinterested members of the Board of Directors.

AUDIT COMMITTEE REPORT

        The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filings with the Securities and Exchange Commission, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or Securities Exchange Act of 1934, as amended.

        The following is the report of the audit committee with respect to the Company's audited financial statements for the fiscal year ended December 31, 2002, included in the Company's Annual Report on Form 10-K for that year.

        The audit committee has reviewed and discussed these audited financial statements with management of the Company.

        The audit committee has discussed with the Company's independent auditors, Ernst & Young LLP, the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), as amended, which includes, among other items, matters related to the conduct of the audit of the Company's financial statements.

        The audit committee has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 ("Independence Discussions with Audit Committees"), as amended, and has discussed with Ernst & Young LLP the independence of Ernst & Young LLP from the Company.

        Based on the review and discussions referred to above in this report, the audit committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors
Kenneth Levy Vincent F. Sollitto Rick Timmins, Chairman

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE OF THE SECURITIES
EXCHANGE ACT OF 1934

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and any persons who are the beneficial owners of more than ten percent (10%) of the Company's common stock to file reports of ownership and changes in ownership with the SEC. Such directors, officers and greater than ten percent (10%) beneficial stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

        Based solely on its review of the copies of such forms received by it and written representations from reporting persons for the 2002 fiscal year, the Company believes that all of the Company's executive officers, directors and greater than ten percent (10%) beneficial stockholders complied with all applicable Section 16(a) filing requirements for the 2002 fiscal year.

ANNUAL REPORT

        A copy of the Annual Report of the Company for the fiscal year ended December 31, 2002 has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. Except for "Executive Officers of the Registrant" from Part I of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, the Annual Report is not incorporated into this Proxy Statement and is not considered proxy solicitation material.

The Board of Directors of Ultratech Stepper, Inc.

Dated: April 28, 2003

APPENDIX A
Audit Committee Charter
of the Audit Committee of the Board of Directors of
Ultratech Stepper, Inc.

Adopted as of January 28, 2003

1. Purpose.

        The primary purposes of the committee are to oversee on behalf of the company's board of directors: (1) the integrity of the company's financial statements, (2) the appointment, compensation, qualifications, independence and performance of the company's independent auditors, (3) the company's compliance with legal and regulatory requirements, and (4) the performance of the company's internal audit and controls function. The committee's function is one of oversight only and shall not relieve the responsibilities of the company's management for preparing financial statements which accurately and fairly present the company's financial results and condition, or the responsibilities of the independent auditors relating to the audit or review of financial statements.

2. Composition.

        (a)    At Least Three Members.  The committee shall consist of at least three directors, one of whom shall be the chairperson. The board shall designate a committee member as the chairperson of the committee.

        (b)    Independence.  All committee members shall be independent as defined in the Nasdaq listing standards, as the same may be amended from time to time (the "listing standards"). No committee member shall be an affiliated person of the company or receive compensation other than in his or her capacity as a member of the audit committee, the board of directors or other board committee, as defined in applicable SEC rules.

        (c)    Financial Literacy.  Each member of the audit committee shall be financially literate upon appointment to the committee, as such qualification is interpreted by the company's board of directors in its business judgment pursuant to the listing standards. At least one member of the committee shall be a "financial expert" as defined in applicable SEC rules.

        (d)    Appointment.  Subject to the requirements of the listing standards, the board may appoint and remove committee members in accordance with the company's bylaws. Committee members shall serve for such terms as may be fixed by the board, or at the will of the board if no specific term is fixed. The board may fill vacancies on the committee by a majority vote of the authorized number of directors, but may remove committee members only with the approval of a majority of the independent directors then serving on the full board.

        (e)    Service on Other Audit Committees.  No director is eligible to serve on the audit committee if he or she serves on more than 3 public company audit committees (including the company's audit committee).

3. Selection and Review of Independent Auditors and Their Services.

        (a)    Overall Authority.  Pursuant to applicable SEC rules and the listing standards, the audit committee in its capacity as a committee of the board of directors of the company shall be directly responsible for the appointment, compensation and oversight of the work of the independent auditors engaged by the company for purpose of preparing or issuing an audit report or related work. The independent auditors shall report directly to the audit committee. The audit committee's authority includes, without limitation, resolution of disagreements between management and the auditors regarding financial reporting.

        (b)    Terms of Audit and Non-Audit Engagements.  The committee shall have sole authority to, and must, preapprove all audit, review and attest services and permissible non-audit services from the independent auditors, and related fees and other terms of engagement of the independent auditors. The committee may confer with company management on these matters but may not delegate this responsibility to management. All approvals of non-audit services on behalf of the audit committee shall be promptly reported to an appropriate officer of the company so that these approvals may be timely disclosed as required by SEC rules.

        (c)    Delegated Preapproval Authority.  To the extent permitted by applicable SEC rules, the committee is authorized from time to time to delegate to one or more of its members, or to establish reasonably detailed preapproval policies and procedures pursuant to which management, shall have the authority to engage permissible services from the independent auditors other than audit, review and attest services, provided that all such decisions to engage any permissible non-audit service shall be reported to the full committee at its next scheduled meeting.

        (d)    Prohibited Non-Audit Services:  The audit committee shall not engage the independent auditors for non-audit services that would impair the independence of the auditors as described in Section 210.2-01(c)(4) of SEC Regulation S-X.

        (e)    Annual Quality Control Review.  The committee shall obtain and review annually a report by the independent auditors describing the firm's internal quality-control procedures; and any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm or by any inquiry or investigation by governmental or professional authorities, within the preceding 5 years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues. In addition, the committee's annual review of the independent auditors shall also include: (i) review and evaluation of the lead partner of the independent auditors for the company's account, and (ii) evaluation of such other matters as the committee may consider relevant to the engagement of the auditors, including views of company management and internal finance employees, and whether the lead partner or auditing firm itself should be rotated, and other staffing matters incident to the review and audit of the company's financial statements.

        (f)    Independent Auditors' Conflicts and Partner Rotation.  The audit committee shall not engage an accounting firm as the company's independent auditors if (i) the company has employed members of the audit engagement team of the accounting firm in a financial reporting oversight role at the company within one year prior to the commencement of procedures for the current audit engagement within the meaning set forth in Section 210.2-01(c)(2)(iii) of SEC Regulation S-X, or (ii) an audit engagement team partner, principal or shareholder performs audit, review or attest services for that issuer or any significant subsidiaries as a partner, principal or shareholder in each of the five previous fiscal years of the company or any significant subsidiaries and continues to serve as a partner, principal or shareholder on the audit engagement team, within the meaning set forth in Section 210.2-01(c)(6) of SEC Regulation S-X.

        (g)    Policy on Hiring Employees of the Auditor.  The committee shall from time to time establish hiring policies that will govern the company's hiring of employees or former employees of the independent auditors, and report these policies to the board.

4. Annual Financial Reporting.

        In connection with the audit of each fiscal year's financial statements, the committee shall:

        (a)    Discuss Financial Statements with Management:  review and discuss the audited financial statements, related accounting and auditing principles and practices, and internal controls assessment with appropriate members of the company's management.

        (b)    Critical Accounting Policy Report:  timely request and receive from the independent auditors the report required in connection with the annual audit pursuant to applicable SEC rules concerning (1) all critical accounting policies and practices to be used; (2) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management of the company, including: (i) ramifications of the use of such alternative disclosures and treatments; and (ii) the treatment preferred by the independent auditors; (3) other material written communications between the independent auditors and the management of the company, such as any management letter or schedule of unadjusted differences.

        (c)    SAS 61 Review:  discuss with the independent auditors the audited financial statements and the matters required to be discussed by Statement on Auditing Standards No. 61, including such matters as (1) the quality as well as acceptability of the accounting principles applied in the financial statements, (2) new or changed accounting policies, and significant estimates, judgments, uncertainties or unusual transactions, (3) the selection, application and effects of critical accounting policies and estimates applied by the company, (4) issues raised by any "management" or "internal control" letter from the auditors, difficulties encountered in the audit, disagreements with management, or other significant aspects of the audit, and (5) all material arrangements, contingent and other obligations, off-balance sheet transactions, and relationships with any unconsolidated entities or any other persons which may have a material current or future effect on the financial condition or results of the company and are required to be reported under SEC rules.

        (d)    Review of MD&A:  review with appropriate management and auditor representatives the company's intended disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" to be included in the company's annual report on Form 10-K.

        (e)    Obtain ISB No. 1 Disclosure:  receive from the independent auditors a written disclosure and statement of all relationships between the auditors and the company consistent with Independence Standards Board Standard No. 1.

        (f)    Dialogue with Auditors on Independence:  actively discuss with the auditors any disclosed relationships or services that may impact the objectivity or independence of the auditors.

        (g)    Review of Audit and Non-Audit Fees:  obtain from the independent auditors a statement of the audit fees and other categories of fees billed for the last fiscal year which are required to be disclosed in the company's proxy statement for its annual meeting under the SEC's proxy rules, and consider whether the provision of any non-audit services is compatible with maintaining the auditors' independence.

        (h)    Recommend Filing of Audited Financial Statements:  recommend whether or not the audited financial statements should be included in the company's Annual Report on Form 10-K for filing with the SEC.

5. Quarterly Financial Reporting.

        The committee's quarterly review shall normally include:

        (a)    Quarterly Review:  a review of the quarterly financial statements of the company and the results of the independent auditors' review of these financial statements.

        (b)    Discussion of Significant Matters with Management:  management's analysis of significant matters which relate to (1) the selection, application and effects of critical accounting policies and estimates applied by the company, (2) accounting changes, judgments or extraordinary items relating to the financial statements, (3) the status of any new, proposed or alternative accounting or financial reporting requirements or methods, and (4) all material arrangements, contingent and other obligations, off-balance sheet transactions, and relationships with any unconsolidated entities or any other persons which may have a material current or future effect on the financial condition or results of the company and are required to be reported under SEC rules.

        (c)    MD&A:  the company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" to be included in the company's quarterly report on Form 10-Q.

6. Other Functions.

        (a)    Annual Review of this Charter:  The committee shall review and reassess the adequacy of this charter annually, and recommend any proposed changes to the board.

        (b)    Annual Review of Performance:  The committee shall evaluate its performance as the audit committee on an annual basis.

        (c)    Disclosure and Internal Controls:  The committee shall periodically review with management the company's disclosure controls and procedures and internal controls for financial reporting purposes as defined in applicable SEC rules.

        (d)    Risk Assessment:  The Committee shall periodically review management's assessment of the company's exposure to risk and steps management has taken to monitor and control this exposure.

        (e)    Conduct Codes:  The Committee shall periodically review the status and implementation of a code of ethics as defined in applicable SEC rules for the company's chief executive officer and senior financial officers, and a business conduct and ethics code applicable to all company employees as required by the listing standards.

        (f)    Complaints and Anonymous Submissions:  The committee shall establish and maintain procedures for (A) the receipt, retention, and treatment of complaints received by the company regarding accounting, internal accounting controls, and auditing matters, and (B) the confidential, anonymous submission by employees of the company of concerns regarding questionable accounting or auditing matters.

        (g)    Related Party Approvals.  As required by the listing standards, the Audit Committee shall establish and communicate to the board of directors and the company's management policies to the effect that the company shall not enter into related party transactions unless the transactions are first reviewed and approved by the audit committee.

        (h)    Other Reviews.  The committee, as the committee may consider appropriate, may consider and review with the full board of directors, company management, internal or outside legal counsel, or the independent auditors any other topics relating to the purpose of the committee which may come to the committee's attention, including:

          (i)    Earnings Press Releases:  press releases announcing earnings, which may be undertaken by the committee or the chairperson of the committee, and need not include advance review of each release of financial information or guidance.

          (ii)    Officer Certification.  certifications from the company's chief executive officer and chief financial officer which must accompany or be filed with the company's periodic reports, including any report concerning internal controls required to be made by the signing officers and any significant internal control deficiencies or other matters which are required to be reported to the committee in connection with the certifications.

          (iii)    Reports of Financial Issues:  published reports, regulatory or accounting initiatives, or communications from employees, government agencies or others, which raise significant issues concerning company financial statements or accounting policies.

          (iv)    National Office Issues:  any issues concerning the company which the independent auditors have discussed with their national or supervisory office, or accounting adjustments noted or proposed by the auditors but not implemented.

          (v)    Other Financial Guidance:  financial information and earnings guidance provided to the analysts and the public, and to rating agencies.

          (vii)    Compliance Issues:  pending or threatened litigation that has the potential to have a material adverse effect on the company; reports concerning significant subsidiary or foreign operations; or alleged violations of law or corporate conduct codes, including without limitation any reports to the committee from legal counsel engaged by the company concerning any material violation of securities law or breach of fiduciary duty or similar violation by the company or its agents.

        (i)    Other Functions:  The committee may perform any other activities consistent with this charter, the bylaws and applicable listing standards and laws as the committee or the board of directors considers appropriate.

7. Meetings, Reports and Resources of the Committee.

        (a)    Meetings.  The committee shall meet at least quarterly. The committee may also hold special meetings or act by unanimous written consent as the committee may decide. The committee may meet in separate executive sessions with the chief financial officer, controller or principal accounting officer, internal audit personnel, and representatives of the independent auditors, and may meet with other company employees, agents or representatives invited by the committee.

        (b)    Procedures.  The committee may establish its own procedures, including the formation and delegation of authority to subcommittees, in a manner not inconsistent with this charter, the bylaws or the listing standards. The chairperson or majority of the committee members may call meetings of the committee. A majority of the authorized number of committee members shall constitute a quorum for the transaction of committee business, and the vote of a majority of the committee members present at a meeting at which a quorum is present shall be the act of the committee, unless in either case a greater number is required by this charter, the bylaws or the listing standards. The committee shall keep written minutes of its meetings and deliver copies of the minutes to the corporate secretary for inclusion in the corporate records.

        (c)    Reports.  The committee shall timely prepare the audit committee report required to be included in the company's annual meeting proxy statement, and report to the board on the other matters relating to the committee or its purposes, as required by the listing standards or SEC rules. The committee shall also report to the board annually the overall results of (1) the annual review of the independent auditors and their independence, and (2) the annual review by the committee of its own performance. The committee shall also report to the board on the major items covered by the committee at each committee meeting, and provide additional reports to the board as the committee may determine to be appropriate.

        (d)    Committee Access and Resources.  The committee is at all times authorized to have direct, independent and confidential access to the independent auditors and to the company's other directors, management and personnel to carry out the committee's purposes. The committee is authorized to conduct investigations, and to retain, at the expense of the company, independent legal, accounting, or other professional consultants selected by the committee, for any matters relating to the purposes of the committee. The company shall provide for adequate funding, as determined by the audit committee, for payment of compensation to the independent auditors for their audit and review reports, and to advisers engaged by the audit committee.

        (e)    Reliance on Others.  Nothing in this charter is intended to preclude or impair the protection provided in Section 141(e) of the Delaware General Corporation Law for good faith reliance by members of the committee on reports or other information provided by others.

APPENDIX B
ULTRATECH STEPPER, INC.
1993 STOCK OPTION/STOCK ISSUANCE PLAN

(Amended and Restated as of January 2, 2003)

ARTICLE ONE

GENERAL

I.    PURPOSE OF THE PLAN

        This 1993 Stock Option/Stock Issuance Plan ("Plan") is intended to promote the interests of Ultratech Stepper, Inc., a Delaware corporation (the "Corporation"), by providing (i) key employees (including officers) of the Corporation (or its parent or subsidiary corporations) who are responsible for the management, growth and financial success of the Corporation (or its parent or subsidiary corporations), (ii) the non-employee members of the Corporation's Board of Directors and (iii) independent consultants and other advisors who provide valuable services to the Corporation (or its parent or subsidiary corporations) with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation (or its parent or subsidiary corporations).

        A.    The Plan became effective on September 29, 1993, the date on which the shares of the Corporation's Common Stock were registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "1934 Act"). Such date is hereby designated as the Effective Date for the Plan.

        B.    This Plan shall serve as the successor to the Corporation's existing 1993 Stock Option and 1993 Stock Issuance Plans (the "Predecessor Plans"), and no further option grants or share issuances shall be made under the Predecessor Plans from and after the Effective Date of this Plan. All outstanding stock options and unvested share issuances under the Predecessor Plans on the Effective Date are hereby incorporated into this Plan and shall accordingly be treated as outstanding stock options and unvested share issuances under this Plan. However, each outstanding option grant and unvested share issuance so incorporated shall continue to be governed solely by the express terms and conditions of the instrument evidencing such grant or issuance, and no provision of this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of Common Stock thereunder. All unvested shares of Common Stock outstanding under the Predecessor Plans on the Effective Date shall continue to be governed solely by the express terms and conditions of the instruments evidencing such issuances, and no provision of this Plan shall be deemed to affect or modify the rights or obligations of the holders of such unvested shares.

II.    DEFINITIONS

        A.    For purposes of the Plan, the following definitions shall be in effect:

        Board:    the Corporation's Board of Directors.

        Code:    the Internal Revenue Code of 1986, as amended.

        Committee:    the committee of two (2) or more non-employee Board members appointed by the Board to administer the Plan.

        Common Stock:    shares of the Corporation's common stock.

        Change in Control:    a change in ownership or control of the Corporation effected through either of the following transactions:

          a.    any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders; or

          b.    there is a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

        Corporate Transaction:    any of the following stockholder-approved transactions to which the Corporation is a party:

          a.    a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Corporation is incorporated,

          b.    the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation, or

          c.    any reverse merger in which the Corporation is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to person or persons different from the persons holding those securities immediately prior to such merger.

        Employee:    an individual who performs services while in the employ of the Corporation or one or more parent or subsidiary corporations, subject to the control and direction of the employer entity not only as to the work to be performed but also as to the manner and method of performance.

        Fair Market Value:    the Fair Market Value per share of Common Stock determined in accordance with the following provisions:

          a.    If the Common Stock is not at the time listed or admitted to trading on any national stock exchange but is traded on the Nasdaq National Market, the Fair Market Value shall be the closing selling price per share on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of Fair Market Value.

          b.    If the Common Stock is at the time listed or admitted to trading on any national stock exchange, then the Fair Market Value shall be the closing selling price per share on the date in question on the exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

        Hostile Take-Over:    the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept.

        Optionee:    any person to whom an option is granted under the Discretionary Option Grant or Automatic Option Grant Program in effect under the Plan.

        Participant:    any person who receives a direct issuance of Common Stock under the Stock Issuance Program in effect under the Plan.

        Plan Administrator:    the Committee in its capacity as the administrator of the Plan.

        Permanent Disability or Permanently Disabled:    the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

        Service:    the performance of services on a periodic basis to the Corporation (or any parent or subsidiary corporation) in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant or advisor, except to the extent otherwise specifically provided in the applicable stock option or stock issuance agreement.

        Take-Over Price:    the greater of (a) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (b) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (a) price per share.

        B.    The following provisions shall be applicable in determining the parent and subsidiary corporations of the Corporation:

        Any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation shall be considered to be a parent of the Corporation, provided each such corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        Each corporation (other than the Corporation) in an unbroken chain of corporations which begins with the Corporation shall be considered to be a subsidiary of the Corporation, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

III.  STRUCTURE OF THE PLAN

        A.    Stock Programs. The Plan shall be divided into three separate components: the Discretionary Option Grant Program specified in Article Two, the Automatic Option Grant Program specified in Article Three and the Stock Issuance Program specified in Article Four. Under the Discretionary Option Grant Program, eligible individuals may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock in accordance with the provisions of Article Two. Under the Automatic Option Grant Program, non-employee Board members will receive a series of automatic option grants over their period of continued Board service to purchase shares of Common Stock in accordance with the provisions of Article Three. Under the Stock Issuance Program, eligible individuals may be issued shares of Common Stock directly, either through the immediate purchase of such shares at Fair Market Value at the time of issuance or as a bonus tied to the performance of services or the Corporation's attainment of financial objectives, without any cash payment required of the recipient.

        B.    General Provisions. Unless the context clearly indicates otherwise, the provisions of Articles One and Five shall apply to the Discretionary Option Grant Program, the Automatic Option Grant Program and the Stock Issuance Program and shall accordingly govern the interests of all individuals under the Plan.

IV.  ADMINISTRATION OF THE PLAN

        A.    Both the Discretionary Option Grant Program and the Stock Issuance Program shall be administered by a committee ("Committee") of two or more non-employee Board members. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time.

        B.    The Committee as Plan Administrator shall have full power and authority (subject to the express provisions of the Plan) to establish rules and regulations for the proper administration of the Discretionary Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding option grants or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Discretionary Option Grant or Stock Issuance Program or any outstanding option or share issuance thereunder.

        C.    Administration of the Automatic Option Grant Program shall be self-executing in accordance with the express terms and conditions of Article Three, and the Committee as Plan Administrator shall exercise no discretionary functions with respect to option grants made pursuant to that program.

V.    OPTION GRANTS AND STOCK ISSUANCES

        A.    The persons eligible to participate in the Discretionary Option Grant Program under Article Two or the Stock Issuance Program under Article Four shall be limited to the following:

          1.    officers and other key employees of the Corporation (or its parent or subsidiary corporations) who render services which contribute to the management, growth and financial success of the Corporation (or its parent or subsidiary corporations);

          2.    non-employee members of the Board; and

          3.    those independent consultants or other advisors who provide valuable services to the Corporation (or its parent or subsidiary corporations).

        B.    The Plan Administrator shall have full authority to determine, (I) with respect to the option grants made under the Discretionary Option Grant Program, which eligible individuals are to receive option grants, the time or time when such grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an incentive stock option ("Incentive Option") which satisfies the requirements of Section 422 of the Code or a non-statutory option not intended to meet such requirements, the time or times at which each granted option is to become exercisable and the maximum term for which the option may remain outstanding and (II), with respect to stock issuances under the Stock Issuance Program, the number of shares to be issued to each Participant, the vesting schedule (if any) to be applicable to the issued shares, and the consideration to be paid by the individual for such shares.

VI.  STOCK SUBJECT TO THE PLAN

        A.    Shares of Common Stock shall be available for issuance under the Plan and shall be drawn from either the Corporation's authorized but unissued shares of Common Stock or from reacquired shares of Common Stock, including shares repurchased by the Corporation on the open market. Subject to the automatic share increase provisions of Section VI.B. of this Article One, the maximum number of shares of Common Stock reserved for issuance over the term of the Plan shall be limited to 7,929,362 shares.1 Such share reserve includes (i) the initial number of shares incorporated into this Plan from the Predecessor Plans on the Effective Date, (ii) an additional 600,000-share increase authorized by the Board on March 21, 1996 and approved by the stockholders at the 1996 Annual Stockholders Meeting, (iii) an additional 277,239 shares attributable to the automatic annual share increase for fiscal 1996 which was effected on January 2, 1996, (iv) an additional 284,346 shares attributable to the automatic annual share increase for fiscal 1997 which was effected on January 2, 1997, (v) an additional 450,000 shares authorized by the Board on March 18, 1997 and approved by the stockholders at the 1997 Annual Meeting, (vi) an additional 291,008 shares attributable to the automatic annual share increase for fiscal 1998 which was effected on January 2, 1998, (vii) an additional 295,480 shares attributable to the automatic annual share increase for fiscal 1999 which was effected on January 4, 1999, (viii) an additional 299,490 shares attributable to the automatic annual share increase for fiscal 2000 which was effected on January 3, 2000, (ix) an additional 898,045 shares of Common Stock added to the share reserve on January 2, 2002 by reason of the automatic increase provision of Section VI.B of this Article One, and (x) an additional 905,088 shares of Common Stock added to the share reserve on January 2, 2003 by reason of the automatic increase provision of Section VI.B of this Article One. The share reserve in effect from time to time under the Plan shall be subject to periodic adjustment in accordance with the provisions of this Section VI. To the extent one or more outstanding options under the Predecessor Plans which have been incorporated into this Plan are subsequently exercised, the number of shares issued with respect to each such option shall reduce, on a share-for-share basis, the number of shares available for issuance under this Plan.

1
All figures have been adjusted to reflect the 2:1 stock split the Corporation effected May 10, 1995.

        B.    The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day of January of each calendar year, beginning with calendar year 2002 and continuing through calendar year 2006, by an amount equal to four percent (4%) of the total number of shares of Common Stock outstanding on the last trading day of the calendar year immediately preceding the calendar year of each such share increase, but in no event shall any such annual increase exceed 1,700,000 shares.

        C.    In no event may the aggregate number of shares of Common Stock for which any one individual participating in the Plan may be granted stock options, separately-exercisable stock appreciation rights and direct stock issuances exceed 400,000 shares per fiscal year, beginning with the 1995 fiscal year. However, for the fiscal year in which an individual receives his or her initial stock option grant or direct stock issuance under the Plan, the limit shall be increased to 600,000 shares. Such limitations shall be subject to adjustment from time to time in accordance with the provisions of this Section VI.

        D.    Should one or more outstanding options under this Plan (including outstanding options under the Predecessor Plans incorporated into this Plan) expire or terminate for any reason prior to exercise in full (including any option cancelled in accordance with the cancellation-regrant provisions of Section IV of Article Two of the Plan), then the shares subject to the portion of each option not so exercised shall be available for subsequent issuance under the Plan. Unvested shares issued under the Plan and subsequently repurchased by the Corporation, at the original exercise or issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be

available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan.    Shares subject to any option or portion thereof surrendered or cancelled in accordance with Section V of Article Two shall reduce on a share-for-share basis the number of shares of Common Stock available for subsequent issuance under the Plan. In addition, should the exercise price of an outstanding option under the Plan (including any option incorporated from the Predecessor Plans) be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an outstanding option under the Plan or the vesting of a direct share issuance made under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the share issuance, and not by the net number of shares of Common Stock actually issued to the holder of such option or share issuance.

        E.    Should any change be made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciations rights and direct stock issuances under this Plan per calendar year, (iii) the number and/or class of securities for which automatic option grants are to be subsequently made per eligible non-employee Board member under the Automatic Option Grant Program, (iv) the number and/or class of securities and price per share in effect under each option outstanding under either the Discretionary Option Grant or Automatic Option Grant Program and (v) the number and/or class of securities and price per share in effect under each outstanding option incorporated into this Plan from the Predecessor Plans. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

ARTICLE TWO

DISCRETIONARY OPTION GRANT PROGRAM

I.    TERMS AND CONDITIONS OF OPTIONS

        Options granted pursuant to the Discretionary Option Grant Program shall be authorized by action of the Plan Administrator and may, at the Plan Administrator's discretion, be either Incentive Options or non-statutory options. Individuals who are not Employees of the Corporation or its parent or subsidiary corporations may only be granted non-statutory options. Each granted option shall be evidenced by one or more instruments in the form approved by the Plan Administrator; provided, however, that each such instrument shall comply with the terms and conditions specified below. Each instrument evidencing an Incentive Option shall, in addition, be subject to the applicable provisions of Section II of this Article Two.

        A.    Option Price.

          1.    The option price per share shall be fixed by the Plan Administrator and shall in no event be less than one hundred percent (100%) of the fair market value of such Common Stock on the grant date.

          2.    The option price shall become immediately due upon exercise of the option and, subject to the provisions of Section I of Article Four and the instrument evidencing the grant, shall be payable in one of the following alternative forms specified below:

            -      full payment in cash or check drawn to the Corporation's order; or

            -      full payment in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date (as such term is defined below); or

            -      full payment in a combination of shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date and cash or check drawn to the Corporation's order; or

            -      full payment through a broker-dealer sale and remittance procedure pursuant to which the Optionee (I) shall provide irrevocable written instructions to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate option price payable for the purchased shares plus all applicable

  Federal and State income and employment taxes required to be withheld by the Corporation in connection with such purchase and (II) shall provide written directives to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

        For purposes of this subparagraph (2), the Exercise Date shall be the date on which written notice of the option exercise is delivered to the Corporation. Except to the extent the sale and remittance procedure is utilized in connection with the exercise of the option, payment of the option price for the purchased shares must accompany such notice.

        B.    Term and Exercise of Options. Each option granted under this Discretionary Option Grant Program shall be exercisable at such time or times and during such period as is determined by the Plan Administrator and set forth in the instrument evidencing the grant. No such option, however, shall have a maximum term in excess of ten (10) years from the grant date.

        C.    Limited Transferability. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. However, non-statutory options may, in connection with the Optionee's estate plan, be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

        D.    Termination of Service.

          1.    The following provisions shall govern the exercise period applicable to any outstanding options held by the Optionee at the time of cessation of Service or death.

            -      Should an Optionee cease Service for any reason (including death or Permanent Disability) while holding one or more outstanding options under this Article Two, then none of those options shall (except to the extent otherwise provided pursuant to subparagraph D.(3) below) remain exercisable for more than a thirty-six (36)-month period (or such shorter period determined by the Plan Administrator and set forth in the instrument evidencing the grant) measured from the date of such cessation of Service.

            -      Any option held by the Optionee under this Article Two and exercisable in whole or in part on the date of his or her death may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. Such exercise, however, must occur prior to the earlier of (i) the first anniversary of the date of the Optionee's death or (ii) the specified expiration date of the option term. Upon the occurrence of the earlier event, the option shall terminate.

            -      Under no circumstances shall any such option be exercisable after the specified expiration date of the option term.

            -      During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of shares (if any) in which the Optionee is vested at the time of his or her cessation of Service. Upon the expiration of the limited post-Service exercise period or (if earlier) upon the specified expiration date of the option term, each such option shall terminate and cease to be outstanding with respect to any vested shares for which the option has not otherwise been exercised. However, each outstanding option shall, immediately upon the Optionee's cessation of Service for any reason, terminate and cease to be outstanding with respect to any shares for which the option is not otherwise at that time exercisable or in which the Optionee is not otherwise at that time vested.

            -      Should (i) the Optionee's Service be terminated for misconduct (including, but not limited to, any act of dishonesty, willful misconduct, fraud or embezzlement) or (ii) the Optionee make any unauthorized use or disclosure of confidential information or trade secrets of the Corporation or its parent or subsidiary corporations, then in any such event all outstanding options held by the Optionee under this Article Two shall terminate immediately and cease to be outstanding.

          2.    The Plan Administrator shall have complete discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to permit one or more options held by the Optionee under this Article Two to be exercised, during the limited post-Service exercise period applicable under subparagraph (1) above, not only with respect to the number of vested shares of Common Stock for which each such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more subsequent installments of the option shares in which the Optionee would have otherwise vested had such cessation of Service not occurred.

          3.    The Plan Administrator shall also have full power and authority to extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service or death from the limited period in effect under subparagraph (1) above to such greater period of time as the Plan Administrator shall deem appropriate. In no event, however, shall such option be exercisable after the specified expiration date of the option term.

        E.    Stockholder Rights.

        An Optionee shall have no stockholder rights with respect to any shares covered by the option until such individual shall have exercised the option and paid the option price for the purchased shares.

        F.    Repurchase Rights.

        The shares of Common Stock acquired upon the exercise of any Article Two option grant may be subject to repurchase by the Corporation in accordance with the following provisions:

          (a)  The Plan Administrator shall have the discretion to authorize the issuance of unvested shares of Common Stock under this Article Two. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase any or all of those unvested shares at the option price paid per share. The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the instrument evidencing such repurchase right.

          (b)  All of the Corporation's outstanding repurchase rights under this Article Two shall automatically terminate, and all shares subject to such terminated rights shall immediately vest in full, upon the occurrence of a Corporate Transaction, except to the extent: (i) any such repurchase right is expressly assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

          (c)  The Plan Administrator shall have the discretionary authority, exercisable either before or after the Optionee's cessation of Service, to cancel the Corporation's outstanding repurchase rights with respect to one or more shares purchased or purchasable by the Optionee under this Option Grant Program and thereby accelerate the vesting of such shares in whole or in part at any time.

II.    INCENTIVE OPTIONS

        The terms and conditions specified below shall be applicable to all Incentive Options granted under this Article Two. Incentive Options may only be granted to individuals who are Employees of the Corporation. Options which are specifically designated as "non-statutory" options when issued under the Plan shall not be subject to such terms and conditions.

        A.    Dollar Limitation. The aggregate fair market value (determined as of the respective date or dates of grant) of the Common Stock for which one or more options granted to any Employee after December 31, 1986 under this Plan (or any other option plan of the Corporation or its parent or subsidiary corporations) may for the first time become exercisable as incentive stock options under the Federal tax laws during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as incentive stock options under the Federal tax laws shall be applied on the basis of the order in which such options are granted. Should the number of shares of Common Stock for which any Incentive Option first becomes exercisable in any calendar year exceed the applicable One Hundred Thousand Dollar ($100,000) limitation, then that option may nevertheless be exercised in that calendar year for the excess number of shares as a non-statutory option under the Federal tax laws.

        B.    10% Stockholder. If any individual to whom an Incentive Option is granted is the owner of stock (as determined under Section 424(d) of the Code) possessing ten percent (10%) or more of the total combined voting power of all classes of stock of the Corporation or any one of its parent or subsidiary corporations, then the option price per share shall not be less than one hundred and ten percent (110%) of the fair market value per share of Common Stock on the grant date, and the option term shall not exceed five (5) years, measured from the grant date.

        Except as modified by the preceding provisions of this Section II, the provisions of Articles One, Two and Five of the Plan shall apply to all Incentive Options granted hereunder.

III.  CORPORATE TRANSACTIONS/CHANGES IN CONTROL

        A.    In the event of any Corporate Transaction, each option which is at the time outstanding under this Article Two shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares as fully-vested shares. However, an outstanding option under this Article Two shall not so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the option spread existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option, or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

        B.    Immediately following the consummation of the Corporate Transaction, all outstanding options under this Article Two shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or its parent company.

        C.    Each outstanding option under this Article Two which is assumed in connection with the Corporate Transaction or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued to the option holder, in consummation of such Corporate Transaction, had such person exercised the option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the option price payable per share, provided the aggregate option price payable for such securities shall remain the same. In addition, appropriate adjustments to reflect the Corporate Transaction shall be made to (i) the class and number of securities available for issuance over the remaining term of the Plan, (ii) the maximum number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under this Plan per calendar year and (iii) the maximum number and/or class of securities which may be issued pursuant to Incentive Options granted under the Plan.

        D.    The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide (upon such terms as it may deem appropriate) for the automatic acceleration of one or more outstanding options which are assumed or replaced in the Corporate Transaction and do not otherwise accelerate at that time, in the event the Optionee's Service should subsequently terminate within a designated period following the effective date of such Corporate Transaction.

        E.    The grant of options under this Article Two shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

        F.    The Plan Administrator shall have the discretionary authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration of one or more outstanding options under this Article Two (and the termination of one or more of the Corporation's outstanding repurchase rights under this Article Two) upon the occurrence of any Change in Control. The Plan Administrator shall also have full power and authority to condition any such option acceleration (and the termination of any outstanding repurchase rights) upon the subsequent termination of the Optionee's Service within a specified period following the Change in Control.

        G.    Any options accelerated in connection with the Change in Control shall remain fully exercisable until the expiration or sooner termination of the option term.

        H.    The exercisability as incentive stock options under the Federal tax laws of any options accelerated under this Section III in connection with a Corporate Transaction or Change in Control shall remain subject to the dollar limitation of Section II of this Article Two. To the extent such dollar limitation is exceeded, the accelerated option shall be exercisable as a non-statutory option under the Federal tax laws.

IV.  CANCELLATION AND REGRANT OF OPTIONS

        The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, the cancellation of any or all outstanding options under this Article Two (including outstanding options under the Predecessor Plans incorporated into this Plan) and to grant in substitution new options under the Plan covering the same or different numbers of shares of Common Stock but with an option price per share not less than the Fair Market Value of the Common Stock on the new grant date.

V.    STOCK APPRECIATION RIGHTS

        A.    Provided and only if the Plan Administrator determines in its discretion to implement the stock appreciation right provisions of this Section V, one or more Optionees may be granted the right, exercisable upon such terms and conditions as the Plan Administrator may establish, to surrender all or part of an unexercised option under this Article Two in exchange for a distribution from the Corporation in an amount equal to the excess of (i) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (ii) the aggregate option price payable for such vested shares.

        B.    No surrender of an option shall be effective hereunder unless it is approved by the Plan Administrator. If the surrender is so approved, then the distribution to which the Optionee shall accordingly become entitled under this Section V may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

        C.    If the surrender of an option is rejected by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of (i) five

(5) business days after the receipt of the rejection notice or (ii) the last day on which the option is otherwise exercisable in accordance with the terms of the instrument evidencing such option, but in no event may such rights be exercised more than ten (10) years after the date of the option grant.

        D.    One or more officers of the Corporation subject to the short-swing profit restrictions of the Federal securities laws may, in the Plan Administrator's sole discretion, be granted limited stock appreciation rights in tandem with their outstanding options under the Plan. Upon the occurrence of a Hostile Take-Over effected at any time when the Corporation's outstanding Common Stock is registered under Section 12(g) of the 1934 Act, the officer shall have a thirty (30)-day period in which he or she may surrender any outstanding option with such a limited stock appreciation right to the Corporation, to the extent such option is at the time exercisable for fully-vested shares of Common Stock. The officer shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the vested shares of Common Stock at the time subject to each surrendered option (or surrendered portion of such option) over (ii) the aggregate exercise price payable for such shares. The cash distribution payable upon such option surrender shall be made within five (5) days following the consummation of the Hostile Take-Over. The Plan Administrator shall pre-approve, at the time the limited stock appreciation right is granted, the subsequent exercise of that right in accordance with the terms of the grant and the provisions of this Section V.D. No additional approval of the Plan Administrator or the Board shall be required at the time of the actual option surrender and distribution. Any unsurrendered portion of the option shall continue to remain outstanding and become exercisable in accordance with the terms of the instrument evidencing such grant.

        E.    The shares of Common Stock subject to any option surrendered for an appreciation distribution pursuant to this Section V shall not be available for subsequent issuance under the Plan.

ARTICLE THREE

AUTOMATIC OPTION GRANT PROGRAM

I.    ELIGIBILITY

        The provisions of the Automatic Option Grant Program were revised, effective March 1, 1996, to eliminate the special one-time option grant for 28,800 shares of Common Stock to each newly-elected or newly-appointed non-employee Board member and to implement a new program of periodic option grants to all eligible non-employee Board members. Under the revised Automatic Option Grant Program, the following individuals shall be eligible to receive automatic option grants over their period of Board service: (i) those individuals who were serving as non-employee Board members on the date of the 1996 Annual Stockholders Meeting but who first joined the Board after September 29, 1993, (ii) those individuals who first join the Board as non-employee Board members after the date of the 1996 Annual Stockholders Meeting and (iii) those individuals who first joined the Board prior to September 30, 1993 and continue to serve as non-employee Board members through one or more Annual Stockholders Meetings, beginning with the 1996 Annual Meeting. However, a non-employee Board member who has previously been in the employ of the Corporation (or any Parent or Subsidiary) shall not be eligible to receive a 12,000-share option grant at the time of his or her initial election or appointment to the Board, but such individual shall be eligible to receive one or more 4,000-share annual option grants (8,000-share annual option grants for grants made on or after the date of the 2003 Annual Meeting) over his or her period of continued Board service. Each non-employee Board member eligible to participate in the Automatic Option Grant Program pursuant to the foregoing criteria shall be designated an Eligible Director for purposes of the Plan.

II.    TERMS AND CONDITIONS OF AUTOMATIC OPTION GRANTS

        A.    Grant Date.

          1.    Each individual serving as a non-employee Board member on the date of the 1996 Annual Stockholders Meeting shall be granted on that date a non-statutory stock option to purchase 12,000 shares of Common Stock upon the terms and conditions of this Article Three, provided such individual (i) has not previously been in the employ of the Corporation (or any Parent or Subsidiary) and (ii) did not join the Board prior to September 30, 1993. If any such individual previously received an automatic option grant for 28,800 shares of Common Stock at the time of his or her initial election or appointment to the Board, then that option was automatically cancelled upon stockholder approval of the revised Automatic Option Grant Program at the 1996 Annual Meeting.

          2.    Each individual who is first elected or appointed as a non-employee Board member after the date of the 1996 Annual Stockholders Meeting shall automatically be granted, on the date of such initial election or appointment, a non-statutory stock option to purchase 12,000 shares of Common Stock upon the terms and conditions of this Article Three, provided such individual has not previously been in the employ of the Corporation (or any Parent or Subsidiary).

          3.    On the date of each Annual Stockholders Meeting, beginning with the 1996 Annual Stockholders Meeting, each individual who is to continue to serve as a non-employee Board member, whether or not he or she is standing for re-election to the Board at that particular Annual Meeting, shall automatically be granted a Non-Statutory Option to purchase 4,000 shares of Common Stock (8,000-shares of Common Stock for grants made on or after the date of the 2003 Annual Meeting), provided such individual did not receive any other option grants under this Automatic Option Grant Program within the preceding six (6) months. There shall be no limit on the number of such 4,000-share option grants (8,000-share option grants for options granted on or after the date of the 2003 Annual Meeting) any one Eligible Director may receive over his or her period of Board service, and individuals who have previously been in the employ of the Corporation (or any Parent or Subsidiary) shall be eligible to receive such annual option grants over their period of continued Board service.

        B.    Exercise Price. The exercise price per share of Common Stock subject to each automatic option grant made under this Article Three shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the automatic grant date.

        C.    Payment.

        The exercise price shall be payable in one of the alternative forms specified below:

            (i)    full payment in cash or check made payable to the Corporation's order; or

            (ii)  full payment in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's reported earnings and valued at Fair Market Value on the Exercise Date (as such term is defined below); or

            (iii)  full payment in a combination of shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's reported earnings and valued at Fair Market Value on the Exercise Date and cash or check payable to the Corporation's order; or

            (iv)  to the extent the option is exercised for vested shares, full payment through a sale and remittance procedure pursuant to which the non-employee Board member (I) shall provide irrevocable written instructions to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares and shall (II) concurrently provide written directives to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

        For purposes of this subparagraph C, the Exercise Date shall be the date on which written notice of the option exercise is delivered to the Corporation. Except to the extent the sale and remittance procedure specified above is utilized in connection with the exercise of the option for vested shares, payment of the option price for the purchased shares must accompany the exercise notice. However, if the option is exercised for any unvested shares, then the optionee must also execute and deliver to the Corporation a stock purchase agreement for those unvested shares which provides the Corporation with the right to repurchase, at the exercise price paid per share, any unvested shares held by the optionee at the time of cessation of Board service and which precludes the sale, transfer or other disposition of any shares purchased under the option, to the extent those shares are subject to the Corporation's repurchase right.

        D.    Option Term. Each automatic grant under this Article Three shall have a maximum term of ten (10) years measured from the automatic grant date.

        E.    Exercisability/Vesting. Each automatic grant shall be immediately exercisable for any or all of the option shares. However, any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares. The shares subject to each 12,000-share initial automatic option grant shall vest as follows: (i) fifty percent (50%) of the shares shall vest upon the optionee's completion of one (1) year of Board service measured from the grant date, and (ii) the remaining shares shall vest in three (3) successive equal annual installments upon the optionee's completion of each of the next three (3) years of Board service thereafter. The shares subject to each 4,000-share annual automatic option grant (8,000-share annual automatic option grant for grants made on or after the date of the 2003 Annual Meeting) shall vest upon the optionee's completion of one (1) year of Board service measured from the grant date. Vesting of the option shares shall be subject to acceleration as provided in Section II.G and Section III of this Article Three.

        F.    Limited Transferability. Each option granted under this Automatic Option Grant Program prior to the 1997 Annual Stockholders Meeting shall, during the lifetime of the optionee, be exercisable only by the optionee and shall not be assignable or transferable by the optionee otherwise than by will or the by the laws of descent and distribution following the optionee's death. However, each option granted under this Automatic Option Grant Program on or after the 1997 Annual Stockholders Meeting shall be assignable in whole or in part by the optionee during his or her lifetime, but only to the extent such assignment is made in connection with the optionee's estate plan to one or more members of the optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

        G.    Effect of Termination of Board Service.

          1.    Should the Optionee cease to serve as a Board member for any reason (other than death or Permanent Disability) while holding an automatic option grant under this Article Three, then such individual shall have a six (6)-month period following the date of such cessation of Board service in which to exercise such option for any or all of the option shares in which the Optionee is vested at the time of such cessation of Board service. The option shall immediately terminate and cease to be outstanding, at the time of such cessation of Board service, with respect to any option shares in which the Optionee is not otherwise at that time vested.

          2.    Should the Optionee die within six (6) months after cessation of Board service, then any automatic option grant held by the Optionee at the time of death may subsequently be exercised, for any or all of the option shares in which the Optionee is vested at the time of his or her cessation of Board service (less any vested option shares subsequently purchased by the Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. Any such exercise must occur within twelve (12) months after the date of the Optionee's death.

          3.    Should the Optionee die or become Permanent Disabled while serving as a Board member, then the shares of Common Stock at the time subject to each automatic option grant held by such Optionee under this Article Three shall immediately vest in full, and the Optionee (or the representative of the Optionee's estate or the person or persons to whom the option is transferred upon the Optionee's death) shall have a twelve (12)-month period following the date of the Optionee's cessation of Board service in which to exercise such option for any or all of those vested shares of Common Stock.

          4.    In no event shall any automatic grant under this Article Three remain exercisable after the expiration date of the ten (10)-year option term. Upon the expiration of the applicable post-service exercise period under subparagraph 1, 2 or 3 above or (if earlier) upon the expiration of the ten (10)-year option term, the automatic grant shall terminate and cease to be outstanding for any option shares in which the Optionee was vested at the time of his or her cessation of Board service but which were not otherwise purchased thereunder.

        H.    Stockholder Rights. The holder of an automatic option grant under this Article Three shall have none of the rights of a stockholder with respect to any shares subject to such option until such individual shall have exercised the option and paid the exercise price for the purchased shares.

        I.    Remaining Terms. The remaining terms and conditions of each automatic option grant shall be as set forth in the form Non-statutory Stock Option Agreement attached as Exhibit A.

III.  CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

        A.    In the event of any Corporate Transaction, the shares of Common Stock at the time subject to each outstanding option under this Article Three but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, all automatic option grants under this Article Three shall terminate and cease to be outstanding, unless assumed by the successor corporation or its parent company.

        B.    In connection with any Change in Control of the Corporation, the shares of Common Stock at the time subject to each outstanding option under this Article Three but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the specified effective date for the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. Each such option shall remain fully exercisable for the option shares which vest in connection with the Change in Control until the expiration or sooner termination of the option term.

        C.    Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender each option held by him or her under this Article Three to the Corporation. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the consummation of the Hostile Take-Over. Stockholder approval of this March 1997 restatement of the Plan shall constitute pre-approval of each option subsequently granted with a surrender provision and the subsequent surrender of that option in accordance with the terms and provisions of this Section III.C. No additional approval of the Plan Administrator or the Board shall be required at the time of the actual option cancellation and cash distribution.

        D.    The shares of Common Stock subject to each option surrendered in connection with the Hostile Take-Over shall not be available for subsequent issuance under this Plan.

        E.    The automatic option grants outstanding under this Article Three shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

ARTICLE FOUR

STOCK ISSUANCE PROGRAM

I.    TERMS AND CONDITIONS OF STOCK ISSUANCES

        Shares may be issued under the Stock Issuance Program through direct and immediate purchases without any intervening stock option grants. The issued shares shall be evidenced by a Stock Issuance Agreement ("Issuance Agreement") that complies with the terms and conditions of this Article Four.

        A.    Consideration.

          1.    Shares of Common Stock drawn from the Corporation's authorized but unissued shares of Common Stock ("Newly Issued Shares") shall be issued under the Stock Issuance Program for one or more of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

            (i)    cash or cash equivalents (such as a personal check or bank draft) paid the Corporation;

            (ii)  a promissory note payable to the Corporation's order in one or more installments, which may be subject to cancellation in whole or in part upon terms and conditions established by the Plan Administrator; or

            (iii)  past services rendered to the Corporation or any parent or subsidiary corporation.

          2.    The consideration for any Newly Issued Shares issued under this Stock Issuance Program shall have a value determined by the Plan Administrator to be not less than one-hundred percent (100%) of the Fair Market Value of those shares at the time of issuance.

          3.    Shares of Common Stock reacquired by the Corporation and held as treasury shares ("Treasury Shares") may be issued under the Stock Issuance Program for such consideration (including one or more of the items of consideration specified in subparagraph 1. above) as the Plan Administrator may deem appropriate, whether such consideration is in an amount less than, equal to, or greater than the Fair Market Value of the Treasury Shares at the time of issuance. Treasury Shares may, in lieu of any cash consideration, be issued subject to such vesting requirements tied to the Participant's period of future Service or the Corporation's attainment of specified performance objectives as the Plan Administrator may establish at the time of issuance.

        B.    Vesting Provisions.

          1.    Shares of Common Stock issued under the Stock Issuance Program may, in the absolute discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program, namely:

            (i)    the Service period to be completed by the Participant or the performance objectives to be achieved by the Corporation,

            (ii)  the number of installments in which the shares are to vest,

            (iii)  the interval or intervals (if any) which are to lapse between installments, and

            (iv)  the effect which death, Permanent Disability or other event designated by the Plan Administrator is to have upon the vesting schedule,

shall be determined by the Plan Administrator and incorporated into the Issuance Agreement executed by the Corporation and the Participant at the time such unvested shares are issued.

          2.    The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to him or her under the Plan, whether or not his or her interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares. Any new, additional or different shares of stock or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to his or her unvested shares by reason of any stock dividend, stock split, reclassification of Common Stock or other similar change in the Corporation's capital structure or by reason of any Corporate Transaction shall be issued, subject to (i) the same vesting requirements applicable to his or her unvested shares and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

          3.    Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock under the Plan, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money promissory note), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to such surrendered shares. The surrendered shares may, at the Plan Administrator's discretion, be retained by the Corporation as Treasury Shares or may be retired to authorized but unissued share status.

          4.    The Plan Administrator may in its discretion elect to waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the non-completion of the vesting schedule applicable to such shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

II.    CORPORATE TRANSACTIONS/CHANGE IN CONTROL

        A.    Upon the occurrence of any Corporate Transaction, all unvested shares of Common Stock at the time outstanding under the Stock Issuance Program shall immediately vest in full, except to the extent the Plan Administrator imposes limitations in the Issuance Agreement which preclude such accelerated vesting in whole or in part.

        B.    The Plan Administrator shall have the discretionary authority, exercisable either in advance of any actually-anticipated Change in Control or at the time of an actual Change in Control, to provide for the immediate and automatic vesting of one or more unvested shares outstanding under the Stock Issuance Program at the time of such Change in Control. The Plan Administrator shall also have full power and authority to condition any such accelerated vesting upon the subsequent termination of the Participant's Service within a specified period following the Change in Control.

III.  TRANSFER RESTRICTIONS/SHARE ESCROW

        A.    Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing such unvested shares. To the extent an escrow arrangement is utilized, the unvested shares and any securities or other assets issued with respect to such shares (other than regular cash dividends) shall be delivered in escrow to the Corporation to be held until the Participant's interest in such shares (or other securities or assets) vests.

Alternatively, if the unvested shares are issued directly to the Participant, the restrictive legend on the certificates for such shares shall read substantially as follows:

  "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE UNVESTED AND ARE ACCORDINGLY SUBJECT TO (I) CERTAIN TRANSFER RESTRICTIONS AND (II) CANCELLATION OR REPURCHASE IN THE EVENT THE REGISTERED HOLDER (OR HIS/HER PREDECESSOR IN INTEREST) CEASES TO REMAIN IN THE CORPORATION'S SERVICE. SUCH TRANSFER RESTRICTIONS AND THE TERMS AND CONDITIONS OF SUCH CANCELLATION OR REPURCHASE ARE SET FORTH IN A STOCK ISSUANCE AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER (OR HIS/HER PREDECESSOR IN INTEREST) DATED                        , 199    , A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE CORPORATION."

        B.    The Participant shall have no right to transfer any unvested shares of Common Stock issued to him or her under the Stock Issuance Program. For purposes of this restriction, the term "transfer" shall include (without limitation) any sale, pledge, assignment, encumbrance, gift, or other disposition of such shares, whether voluntary or involuntary. Upon any such attempted transfer, the unvested shares shall immediately be cancelled, and neither the Participant nor the proposed transferee shall have any rights with respect to those shares. However, the Participant shall have the right to make a gift of unvested shares acquired under the Stock Issuance Program to his or her spouse or issue, including adopted children, or to a trust established for such spouse or issue, provided the donee of such shares delivers to the Corporation a written agreement to be bound by all the provisions of the Stock Issuance Program and the Issuance Agreement applicable to the gifted shares.

ARTICLE FIVE

MISCELLANEOUS

I.    LOANS OR INSTALLMENT PAYMENTS

        A.    The Plan Administrator may, in its discretion, assist any Optionee or Participant (including an Optionee or Participant who is an officer of the Corporation) in the exercise of one or more options granted to such Optionee under the Discretionary Option Grant Program or the purchase of one or more shares issued to such Participant under the Stock Issuance Program, including the satisfaction of any Federal and State income and employment tax obligations arising therefrom, by (i) authorizing the extension of a loan from the Corporation to such Optionee or Participant or (ii) permitting the Optionee or Participant to pay the option price or purchase price for the purchased Common Stock in installments over a period of years. The terms of any loan or installment method of payment (including the interest rate and terms of repayment) shall be upon such terms as the Plan Administrator specifies in the applicable option or issuance agreement or otherwise deems appropriate under the circumstances. Loans or installment payments may be authorized with or without security or collateral. However, the maximum credit available to the Optionee or Participant may not exceed the option or purchase price of the acquired shares (less the par value of such shares) plus any Federal and State income and employment tax liability incurred by the Optionee or Participant in connection with the acquisition of such shares.

        B.    The Plan Administrator may, in its absolute discretion, determine that one or more loans extended under this financial assistance program shall be subject to forgiveness by the Corporation in whole or in part upon such terms and conditions as the Plan Administrator may deem appropriate.

II.    AMENDMENT OF THE PLAN AND AWARDS

        A.    The Board has complete and exclusive power and authority to amend or modify the Plan (or any component thereof) in any or all respects whatsoever. However, no such amendment or modification shall adversely affect rights and obligations with respect to options at the time outstanding under the Plan, nor adversely affect the rights of any Participant with respect to Common Stock issued under the Stock Issuance Program prior to such action, unless the Optionee or Participant consents to such amendment. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

        B.    (i) Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant Program and (ii) shares of Common Stock may be issued under the Stock Issuance Program, which are in both instances in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under the Discretionary Option Grant Program or the Stock Issuance Program are held in escrow until stockholder approval is obtained for a sufficient increase in the number of shares available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess option grants or excess share issuances are made, then (I) any unexercised excess options shall terminate and cease to be exercisable and (II) the Corporation shall promptly refund the purchase price paid for any excess shares actually issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow.

III.  TAX WITHHOLDING

        The Corporation's obligation to deliver shares of Common Stock upon the exercise of stock options for such shares or the vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, State and local income tax and employment tax withholding requirements.

        The Plan Administrator may, in its discretion and in accordance with the provisions of this Section III of Article Five and such supplemental rules as the Plan Administrator may from time to time adopt (including the applicable safe-harbor provisions of SEC Rule 16b-3), provide any or all holders of non-statutory options (other than the automatic grants made pursuant to Article Three of the Plan) or unvested shares under the Plan with the right to use shares of Common Stock in satisfaction of all or part of the Federal, State and local income and employment withholding taxes to which such holders may become subject in connection with the exercise of their options or the vesting of their shares (the "Withholding Taxes"). Such right may be provided to any such holder in either or both of the following formats:

          (a)  Stock Withholding: The holder of the non-statutory option or unvested shares may be provided with the election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such non-statutory option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the applicable Withholding Taxes (not to exceed one hundred percent (100%)) designated by the holder.

          (b)  Stock Delivery: The Plan Administrator may, in its discretion, provide the holder of the non-statutory option or the unvested shares with the election to deliver to the Corporation, at the time the non-statutory option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such individual (other than in connection with the option exercise or share vesting triggering the Withholding Taxes) with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes incurred in connection with such option exercise or share vesting (not to exceed one hundred percent (100%)) designated by the holder.

IV.  EFFECTIVE DATE AND TERM OF PLAN

        A.    The Plan was adopted by the Board on July 23, 1993, and was approved by the stockholders on the same date. The Plan became effective on September 29, 1993, the date on which the shares of the Corporation's Common Stock were first registered under the 1934 Act. No further option grants or stock issuances shall be made under the Predecessor Plans from and after the Effective Date.

        B.    Each stock option grant outstanding under the Predecessor Plans immediately prior to the Effective Date of the Discretionary Option Grant Program shall be incorporated into this Plan and treated as an outstanding option under this Plan, but each such option shall continue to be governed solely by the terms and conditions of the instrument evidencing such grant, and nothing in this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such options with respect to their acquisition of shares of Common Stock thereunder. Each unvested share of Common Stock outstanding under the Predecessor Plans on the Effective Date of the Stock Issuance Program shall continue to be governed solely by the terms and conditions of the instrument evidencing such share issuance, and nothing in this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holder of such unvested shares.

        C.    The option/vesting acceleration provisions of Section III of Article Two and Section II of Article Four relating to Corporate Transactions and Changes in Control may, in the Plan Administrator's discretion, be extended to one or more stock options or unvested share issuances which are outstanding under the Predecessor Plans on the Effective Date of the Discretionary Option Grant and Stock Issuance Programs but which do not otherwise provide for such acceleration.

        D.    On March 16, 1995, the Board adopted an amendment to the Plan which (i) increased the number of shares of Common Stock available for issuance under the Plan by an additional 600,000 shares (as adjusted for the May 1995 stock split), (ii) provided for an automatic annual increase to the existing share reserve on the first trading day in each of the next five (5) fiscal years, beginning with the 1996 fiscal year and continuing through fiscal year 2000, equal to 1.4% of the total number of shares of Common Stock outstanding on the last trading day of the fiscal year immediately preceding the fiscal year of each such share increase and (iii) imposed certain limitations required under applicable Federal tax laws with respect to Incentive Option grants. The amendment was approved by the stockholders at the 1995 Annual Meeting on May 17, 1995.

        E.    On March 21, 1996, the Board adopted an amendment to the Plan which (i) increased the number of shares of Common Stock available for issuance under the Plan by an additional 600,000 shares, (ii) increased the limit on the maximum number of shares of Common Stock issuable under the 1993 Plan prior to the required cessation of further Incentive Option grants to 3,780,000 shares plus an additional increase of 277,000 shares per fiscal year over each of the next four (4) fiscal years, beginning with the 1997 fiscal year, (iii) revised the Automatic Option Grant Program to eliminate the special one-time option grant for 28,800 shares of Common Stock to each newly-elected or newly-appointed non-employee Board member and implement a new option grant program pursuant to which all eligible non-employee Board members will receive a series of automatic option grants over their period of continued Board service. The amendment was approved by the stockholders at the 1996 Annual Meeting.

        F.    On March 18, 1997, the Board adopted a series of amendments to the Plan which (i) increased the number of shares of Common Stock reserved for issuance over the term of the Plan by an additional 450,000 shares, (ii) rendered all non-employee Board members eligible to receive option grants and direct stock issuances under the Discretionary Option Grant and Stock Issuance Programs, (iii) allowed unvested shares issued under the Plan and subsequently repurchased by the Corporation at the option exercise price or direct issue price paid per share to be reissued under the Plan, (iv) eliminated the plan limitation which precluded the grant of additional Incentive Options once the number of shares of Common Stock issued under the Plan, whether as vested or unvested shares, exceeded a certain level, (v) removed certain restrictions on the eligibility of non-employee Board members to serve as Plan Administrator, and (vi) effected a series of additional changes to the provisions of the Plan (including the stockholder approval requirements) in order to take advantage of the recent amendments to Rule 16b-3 of the 1934 Act which exempts certain officer and director transactions under the Plan from the short-swing liability provisions of the federal securities laws. The March 18, 1997 amendments were approved by the stockholders at the 1997 Annual Meeting.

        G.    On March 14, 2001, the Board adopted an amendment to the Plan which (i) established an automatic share increase feature pursuant to which the share reserve under the Plan will automatically increase on the first trading day in January of each of the next five (5) calendar years, beginning with the 2002 calendar year and continuing through the 2006 calendar year, by an amount equal to 4% of the total number of shares of Common Stock outstanding on the last trading day of the calendar year immediately preceding the calendar year of each such share increase and (ii) extended the termination date of the Plan from June 30, 2003 to February 28, 2011. The March 14, 2001 amendment was approved by the stockholders at the 2001 Annual Meeting.

        H.    On July 16, 2002, the Board adopted an amendment to the Plan which revised the Automatic Option Grant Program to increase the size of the annual option grant to be received by all eligible non-employee Board members over their period of continued Board service from 4,000 to 8,000 shares of Common Stock. This amendment is subject to stockholder approval at the 2003 Annual Meeting.

        I.    The Plan shall terminate upon the earlier of (i) February 28, 2011 or (ii) the date on which all shares available for issuance under the Plan shall have been issued as vested shares or cancelled pursuant to the exercise of stock appreciation or other cash-out rights granted under the Plan. If the date of the plan termination is determined under clause (i) above, then all option grants and unvested share issuances outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the instruments evidencing such grants or issuances.

V.    USE OF PROCEEDS

        Any cash proceeds received by the Corporation from the sale of shares pursuant to option grants or share issuances under the Plan shall be used for general corporate purposes.

VI.  REGULATORY APPROVALS

        A.    The implementation of the Plan, the granting of any option under the Plan, the issuance of any shares under the Stock Issuance Program, and the issuance of Common Stock upon the exercise or surrender of the option grants made hereunder shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it, and the Common Stock issued pursuant to it.

        B.    No shares of Common Stock or other assets shall be issued or delivered under this Plan unless and until there shall have been compliance with all applicable requirements of Federal and State securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any securities exchange (or the Nasdaq National Market, if applicable) on which shares of the Common Stock are then listed for trading.

VII.    NO EMPLOYMENT/SERVICE RIGHTS

        Neither the action of the Corporation in establishing the Plan, nor any action taken by the Plan Administrator hereunder, nor any provision of the Plan shall be construed so as to grant any individual the right to remain in the employ or service of the Corporation (or any parent or subsidiary corporation) for any period of specific duration, and the Corporation (or any parent or subsidiary corporation retaining the services of such individual) may terminate such individual's employment or service at any time and for any reason, with or without cause.

VIII.    MISCELLANEOUS PROVISIONS

        A.    The right to acquire Common Stock or other assets under the Plan may not be assigned, encumbered or otherwise transferred by any Optionee or Participant.

        B.    The provisions of the Plan relating to the exercise of options and the vesting of shares shall be governed by the laws of the State of California, as such laws are applied to contracts entered into and performed in such State.

        C.    The provisions of the Plan shall inure to the benefit of, and be binding upon, the Corporation and its successors or assigns, whether by Corporate Transaction or otherwise, and the Participants and Optionees and the legal representatives, heirs or legatees of their respective estates.

Form of Proxy Card
Appendix C

ULTRATECH STEPPER, INC.
PROXY
ANNUAL MEETING OF STOCKHOLDERS
JUNE 5, 2003

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned, hereby appoints Arthur W. Zafiropoulo and Bruce R. Wright and each of them as Proxies of the undersigned, with full power of substitution, and hereby authorizes them to represent and to vote, as designated below, all of the shares of Common Stock of Ultratech Stepper, Inc., a Delaware corporation (the "Company"), held of record by the undersigned on April 11, 2003 at the Annual Meeting of Stockholders of Ultratech Stepper, Inc. to be held on June 5, 2003, at 10:00 a.m., local time, at Ultratech Stepper, Inc.'s Corporate Headquarters, Building No. 2, 2880 Junction Avenue, San Jose, California 95134, or at any adjournment or postponement thereof with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth on the reverse side.

        This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted FOR Proposals 1, 2, 3 and 4.

1.
To elect four (4) directors to serve for the ensuing two years until the expiration of their terms in 2005, or until their successors are duly elected and qualified.

NOMINEES	(01) THOMAS D. GEORGE,	(02) KENNETH LEVY,
	(03) VINCENT F. SOLLITTO,	(04) DENNIS R. RANEY
	For ALL Nominees ☐	Withheld from ALL Nominees ☐
☐	For all nominees except as noted above
2.
To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 2003.

FOR	AGAINST	ABSTAIN
☐	☐	☐

(continued, and to be signed, on the other side)

3.
To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to change the name of the Company from Ultratech Stepper, Inc. to Ultratech, Inc.

FOR	AGAINST	ABSTAIN
☐	☐	☐
4.
To approve an amendment to the Company's 1993 Stock Option/Stock Issuance Plan that will increase the number of shares of common stock subject to the annual stock option grants made to non-employee directors pursuant to the automatic option grant provisions of the plan.

FOR	AGAINST	ABSTAIN
☐	☐	☐
5.
To transact such other business as may properly come before the meeting or any adjournment or postponement thereof, including the election of any director if any of the above nominees is unable to serve or for good cause will not serve.

  MARK HERE IF YOU PLAN TO ATTEND THE MEETING        ☐

  PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

        Please sign exactly as your name(s) is (are) shown on the share certificate to which the Proxy applies. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

DATED:	, 2003
Signature
(Additional signature if held jointly)

QuickLinks

MATTERS TO BE CONSIDERED AT ANNUAL MEETING
PROPOSAL ONE ELECTION OF DIRECTORS
PROPOSAL TWO RATIFICATION OF INDEPENDENT AUDITORS
PROPOSAL THREE APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
PROPOSAL FOUR APPROVAL OF AN AMENDMENT TO THE 1993 STOCK OPTION/STOCK ISSUANCE PLAN
OTHER MATTERS
OWNERSHIP OF SECURITIES
EXECUTIVE COMPENSATION AND RELATED INFORMATION
Option Grants in Last Fiscal Year
Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
COMPENSATION COMMITTEE REPORT
STOCK PERFORMANCE GRAPH
Comparison of Cumulative Total Returns(1)(2)(3)
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
AUDIT COMMITTEE REPORT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE OF THE SECURITIES EXCHANGE ACT OF 1934
ANNUAL REPORT
APPENDIX A Audit Committee Charter of the Audit Committee of the Board of Directors of Ultratech Stepper, Inc. Adopted as of January 28, 2003
APPENDIX B ULTRATECH STEPPER, INC. 1993 STOCK OPTION/STOCK ISSUANCE PLAN (Amended and Restated as of January 2, 2003)
  Form of Proxy Card Appendix C
ULTRATECH STEPPER, INC. PROXY ANNUAL MEETING OF STOCKHOLDERS JUNE 5, 2003